As filed with the Securities and Exchange Commission on December 24, 1997



                                                     1933 ACT FILE NO. 333-32529
                                                     1940 ACT FILE NO. 811-8309

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ------------
                                    FORM N-2

                             REGISTRATION STATEMENT

                                     Under
             THE SECURITIES ACT OF 1933                             [ ]
             PRE-EFFECTIVE AMENDMENT NO. 1                          [X]
             POST-EFFECTIVE AMENDMENT NO.                           [ ]

                                     AND/OR
                             REGISTRATION STATEMENT
                                      Under

             THE INVESTMENT COMPANY ACT OF 1940                     [ ]
             AMENDMENT NO. 1                                        [X]

                       (Check appropriate box or boxes)


                  CypressTree Senior Floating Rate Fund, Inc.
                                 ------------
              (Exact name of registrant as specified in Charter)

                                125 High Street
                          Boston, Massachusetts 02110
                                 ------------
                   (Address of Principal Executive Officers)


       Registrant's telephone number, including area code (617) 946-0600
                                 ------------
                             Bradford K. Gallagher
                                   President
                  CypressTree Senior Floating Rate Fund, Inc.
                                125 High Street
                          Boston, Massachusetts 02110
                                 ------------
                    (Name and Address of agent for service)


Approximate date of proposed public: As soon as practicable after the effective date of this Registration Statement.

                                   Copies to:
                            Ruth S. Epstein, Esquire
                              Covington & Burling
                         1201 Pennsylvania Avenue, N.W.
                                 P.O. Box 7566
                         Washington, D.C. 20044-7566.


If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]
                                 ------------
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

================================================================================

                     CypressTree Senior Floating Rate Fund

                             CROSS REFERENCE SHEET


                           ITEMS REQURIED BY FORM N-2


Part A-
Item No.     Item Caption                                  Prospectus Caption
    1.       Outside Front Cover                           Cover Page
    2.       Inside Front and Outside Back Cover Page      Cover Page; Outside Back Cover Page
    3.       Fee Table and Synopsis                        Fund Expenses
    4.       Financial Highlights                          Not Applicable
    5.       Plan of Distribution                          How to Buy Fund Shares
    6.       Selling Shareholders                          Not Applicable
    7.       Use of Proceeds                               Valuing Fund Shares; Investment Policies;
                                                           Investments; Use of Proceeds
    8.       General Description of the Registrant         Description of Shares; Repurchase Offers
    9.       Management                                    Management of the Fund
   10.       Capital Stock, Long-Term Debt, and            Description of Shares; Valuing Fund
             Other Securities                              Shares; Management of the Fund
   11.       Defaults and Arrears on Senior Securities     Not Applicable
   12.       Legal Proceedings                             Not Applicable
   13.       Table of Contents of the Statement of         Table of Contents of the Statement of
             Additional Information                        Additional Information
Part B-
Item No.     Item Caption                                 Statement of Additional Information Caption
   14.       Cover Page                                   Cover Page
   15.       Table of Contents                            Table of Contents
   16.       General Information and History              The Fund; Other Information
   17.       Investment Objective and Policies            Investment Restrictions and Fundamental
                                                          Policies; Description of Repurchase Offer
                                                          Fundamental Policy
   18.       Management                                   Management; Advisory, Administration and
                                                          Distribution Services
   19.       Control Persons and Principal Holders        Control Persons and Principal Holders of
             of Securities                                Shares
   20.       Investment Advisory and Other Services       Advisory, Administration and Distribution
                                                          Services
   21.       Brokerage Allocation and Other Practices     Portfolio Transactions
   22.       Tax Status                                   Taxes
   23.       Financial Statements                         Financial Statements

                 Subject to Completion, dated December 24, 1997


                                    [LOGO]


                  CypressTree Senior Floating Rate Fund, Inc.

--------------------------------------------------------------------------------

     The CypressTree Senior Floating Rate Fund (the "Fund"), a newly organized closed-end investment company, will seek to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share without a sales charge. CypressTree Asset Management Corporation, Inc. ("CAM") is the Fund's investment adviser. CAM has engaged CypressTree Investment Management Company, Inc. ("CypressTree") as subadviser to manage the investment of the Fund's assets.

     In order to provide liquidity to shareholders, the Fund will make monthly Repurchase Offers for a percentage of its outstanding shares, which is
generally expected to be 10%. See "Repurchase Offers" on page   .


     SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
OF SOME OR ALL OF THE PRINCIPAL INVESTMENT. SEE "RISK FACTORS" ON PAGE   . THE
FUND MAY BORROW, PRIMARILY IN CONNECTION WITH THE FUND'S MONTHLY REPURCHASE
OFFERS FOR ITS SHARES. SEE "REPURCHASE OFFERS" ON PAGE    AND "BORROWING BY THE
FUND" ON PAGE   .

     NO MARKET PRESENTLY EXISTS FOR THE FUND'S SHARES AND IT IS NOT CURRENTLY ANTICIPATED THAT A SECONDARY MARKET WILL DEVELOP FOR THE FUND'S SHARES. FUND SHARES MAY NOT BE CONSIDERED TO BE READILY MARKETABLE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

     This Prospectus sets forth important information about the Fund that an investor should know before investing, and should be read and retained for future reference. The Fund has filed a Statement of Additional Information for
the Fund dated        with the Securities and Exchange Commission, which is
incorporated by reference herein. The Table of Contents of the Statement of Additional Information appears at the end of this Prospectus. The Statement of Additional Information is available without charge from the Fund or its Distributor, CypressTree Funds Distributors, Inc., at 125 High Street, Boston, Massachusetts 02110 ((800) 234-4943). The Statement of Additional Information and other information about the Fund also are available on the Commission's website (http://www.sec.gov).

     The Repurchase Date will be the last business day of each month and shareholders will be sent notification of each monthly Repurchase Offer 7 to 14 days before the Repurchase Date. The Repurchase Price will be the Fund's net asset value as determined after the close of business on the Repurchase Date. The Fund generally will pay repurchase proceeds on the next business day following the Repurchase Date, and, in any event, within five business days (or seven calendar days, whichever is shorter) of the Repurchase Date. The first Repurchase Date will occur within two months of the date of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

                    PRICE TO                                 PROCEEDS TO
                   PUBLIC(1)          SALES LOAD(2)            FUND(3)
--------------------------------------------------------------------------------
Per Share            $10.00               None                  $10.00
--------------------------------------------------------------------------------
Total                $                    None                  $
================================================================================

------------

(1) The shares are offered on a best efforts basis at a price equal to net asset value, which initially is $10.00 per share.
(2) CypressTree Funds Distributors, Inc. will pay all distribution costs from its own assets.
(3) Assuming the sale of all shares registered hereby, and exclusion of $ organizational and initial offering expenses payable by the Fund. These expenses will be amortized over the five year period beginning the date the Fund commences investment operations, and charged against the Fund's income.



                     CypressTree Funds Distributors, Inc.


                           PROSPECTUS DATED

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation or offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Fund Expenses ......................................................     3
Summary ............................................................     4
The Fund   .........................................................     6
Investment Objective   .............................................     6
Use of Proceeds  ...................................................     6
Investment Policies ................................................     6
Investments   ......................................................     6
Risk Factors  ......................................................    10
Repurchase Offers   ................................................    13
Management of the Fund .............................................    15
Valuing Fund Shares ................................................    19
Performance Information   ..........................................    20
How to Buy Fund Shares .............................................    20
Shareholder Services   .............................................    21
Distributions ......................................................    22
Taxes   ............................................................    22
Description of Shares  .............................................    23
Reports to Shareholders   ..........................................    25
Appendix A--Description of Ratings .................................    26
Appendix B--Sample Notification ....................................    27
Table of Contents of the Statement of Additional Information  ......    29

--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------

     The following table and Example are designed to help investors understand the direct and indirect expenses associated with investing in the Fund. Because the Fund does not yet have an operating history, this information is based on estimated amounts for the fiscal year ending December 31, 1998 after expense reimbursement.





SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------
Sales Load (as a percentage of offering price)  .........      None
Dividend Reinvestment Fees ..............................      None
ANNUAL FUND EXPENSES
 (as a percentage of net assets attributable to common shares)*
---------------------------------------------------------------------------
Management Fee ..........................................       0.85%
Interest Payments on Borrowed Funds .....................       0.00%
Other Expenses (including administration fee of .40%)
 (after reimbursement)  .................................       0.65%**
Service Fee .............................................       None
Early Withdrawal Charge .................................       None
Total Annual Expenses   .................................       1.50%
*See "Management of the Fund" for additional information.

**The Fund's investment adviser has agreed to reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.50% of average daily net assets. Absent such reimbursement, estimated expenses would be: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of 0.00%, and other expenses of 0.30%; and total annual expenses of 1.55%.


EXAMPLE
----------------------------------------------------------------------------------
                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                      --------   ---------   ---------   ---------
An investor would pay the following
 expenses on a $1,000 investment,
 assuming 5% annual return   ......     $15         $48         $82        $180

     Federal regulations require the Example to assume a 5% annual return, but actual return will vary. The Example assumes reinvestment of all dividends and distributions at net asset value.

     The Example should not be considered a representation of past or future expenses because future expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                                    SUMMARY
--------------------------------------------------------------------------------
Investment Objective

     The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other senior secured floating rate
debt obligations ("Loans"). See "Investment Objective" on page    .


The Loans

     The Fund will invest primarily in Loans, which are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate ("LIBOR") for 90-day dollar deposits. The Loans are secured and generally hold the most senior position in the borrower's capitalization structure. In selecting Loans, the Fund will employ credit standards established by CypressTree.

     Under normal market conditions, the Fund will invest at least 80% of its total assets in Loans. Up to 20% of the Fund's total assets may be held in cash, invested in investment grade short-term debt and medium term obligations, and invested in unsecured senior floating rate loans. See "Investment Policies"
on page    .


Repurchase Offers

     The Fund is a closed-end investment company and, as such, does not redeem its shares. It is not anticipated that a secondary market for Fund shares will develop. In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will conduct monthly offers to repurchase at net asset value a percentage of its outstanding shares, which is generally expected to be 10%. If a Repurchase Offer is oversubscribed the Fund will repurchase shares pro rata, and may repurchase up to an additional 2% of outstanding shares during any three-month period.

     The "Repurchase Date" will be the last business day of each month. The Fund expects to distribute payment on the next business day; in any event, the Fund will pay repurchase proceeds no later than five business days (or seven calendar days, whichever period is shorter) after the Repurchase Date (the "Repurchase Payment Deadline"). Shareholders will be sent notification of each upcoming Repurchase Offer 7 to 14 days before the next Repurchase Date. See
"Repurchase Offers" on page    .


Investment Management

     CAM is the Fund's investment adviser. CypressTree, as subadviser to the Fund, is responsible for managing the investment and reinvestment of the Fund's
assets. See "Management of the Fund" on page    .

     CypressTree was founded in 1996 by Bradford K. Gallagher and Jeffrey S. Garner as the nation's first independent investment advisory firm specializing in the loan asset class. Mr. Garner was, prior to the establishment of CypressTree, the portfolio manager for the Eaton Vance Senior Debt Portfolio and its predecessor fund, Eaton Vance Prime Rate Reserves, since its inception in 1989. CypressTree currently has approximately $650 million in assets under management. See "Management of the Fund--Portfolio Manager."


Risk Factors

     The Fund's net asset value is expected to be relatively stable during normal market conditions because the Fund's assets will consist primarily of floating rate Loans and short-term instruments. Nevertheless, there are circumstances that could cause a decline in the Fund's net asset value. The Fund is not a money market fund and its net asset value will fluctuate. As a newly organized entity, the Fund has no operating history.

     Investments in Loans involve certain risks, including, among others, risks of nonpayment of principal and interest; collateral impairment; nondiversification and borrower industry concentration; and lack of full liquidity, which may impair the Fund's ability to obtain full value for Loans sold. In addition, shareholders' ability to liquidate their investments will be subject to the limits on monthly Repurchase Offers. See "Risk Factors" on page
   .

     Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings are subject to greater credit risks than other Loans in which the Fund may invest. It is expected that the Fund's Loans will consist primarily of such Loans. These credit risks include the possibility of a default on the Loan or bankruptcy of the Borrower. The value of these Loans is subject to a greater degree of volatility in response to interest rate fluctuations and these Loans may be less liquid than other Loans.

How to Buy Fund Shares

     Investors may purchase shares directly from the Fund by check or by wire by mailing a completed application to the Fund's Transfer Agent or through Authorized Intermediaries. Investors may be charged a fee if they effect transactions through a broker or agent. An initial investment in the Fund must be at least $5,000, and additional investments must be at least $500. There is no minimum initial or additional investment requirement for Individual Retirement Accounts. The Fund reserves the right to waive any minimum investment requirements and to refuse any order for the purchase of shares. See
"How to Buy Fund Shares" on page    .





















---------------
This Summary is not complete and is qualified in its entirety by reference to the more detailed information included elsewhere in the Fund's Prospectus and in the Fund's Statement of Additional Information. Investors should read this Summary in conjunction with the more detailed information included elsewhere.

--------------------------------------------------------------------------------
                                   THE FUND
--------------------------------------------------------------------------------
     The Fund is a newly organized closed-end, non-diversified management investment company that continuously offers its shares to the public. The
Fund's principal office is located at 125 High Street, Boston, Massachusetts 02110, and its telephone number is (617) 946-0600

--------------------------------------------------------------------------------
                             INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations ("Loans"). There is no assurance that the Fund's objective will be achieved.


--------------------------------------------------------------------------------
                                USE OF PROCEEDS
--------------------------------------------------------------------------------
     The Fund will invest net proceeds of this offering, after payment of organizational and offering expenses by the Fund, in accordance with the Fund's investment objective and policies within approximately six months after the commencement of this offering. The precise time frame for these investments will depend on the availability of Loans and other relevant conditions. Pending such investment, the Fund will invest the net proceeds of this offering in investment grade short-term or medium-term debt obligations.

--------------------------------------------------------------------------------
                              INVESTMENT POLICIES
--------------------------------------------------------------------------------

     Under normal market conditions, the Fund will invest at least 80% of its total assets in Loans (i.e., senior secured floating rate loans and other institutionally traded secured floating rate debt obligations). The Fund may invest up to 20% of the Fund's total assets in cash, in investment grade short-term and medium-term debt obligations, or in senior unsecured floating rate loans ("Unsecured Loans").

     Loans consist generally of direct obligations of companies (collectively, "Borrowers"), primarily U.S. companies or their affiliates, undertaken to finance the growth of the Borrower's business, internally or externally, or to finance a capital restructuring. Loans in which the Fund will invest are primarily highly leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.

     In selecting Loans, the Fund will employ credit standards established by CypressTree. The Fund will purchase Loans only if, in CypressTree's judgment, the Borrower can meet debt service on the Loan (except in the case of Discount Loans as described below). The Fund will acquire Loans that are, in the judgment of CypressTree, in the category of senior debt of the Borrower and that generally hold the most senior position in the Borrower's capitalization structure. A Borrower must also meet other criteria established by CypressTree and deemed by it to be appropriate to the analysis of the Borrower and the Loan.

     The Fund's primary consideration in selecting Loans for investment by the Fund is the Borrower's creditworthiness. Some of the Loans in which the Fund invests are not currently rated by any nationally recognized statistical rating organization. The Fund has no minimum rating requirement for Loans. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans because these rated obligations typically will be subordinated to the Loans and will be unsecured. Instead, CypressTree will perform its own independent credit analysis of the Borrower. CypressTree's analysis will include an evaluation of the Borrower's industry and business, its management and financial statements, and the particular terms of the Loan that the Fund may acquire. CypressTree will use information prepared and supplied by the Agent (as defined below) or other participants in the Loans. CypressTree will continue to analyze in a similar manner on an ongoing basis any Loan in which the Fund invests. There can be no assurance that the Fund will be able to acquire Loans satisfying the Fund's investment criteria at acceptable prices.


--------------------------------------------------------------------------------
                                  INVESTMENTS
--------------------------------------------------------------------------------
Loans

     Characteristics of Loans

     Each Loan will be secured by collateral that CypressTree believes to have a market value, at the time of acquiring the Loan, that equals or exceeds the principal amount of the Loan. The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be as secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment would result in the Fund having less than 80% of its assets in fully secured Loans.

     The Loans typically will have a stated term of five to nine years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average credit exposure is expected to be two to three years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower's financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund's performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar or identical yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund's yield.

     The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the London Interbank Offered Rate ("LIBOR") for 90-day dollar deposits, the Certificate of Deposit ("CD") Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.


     The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with longer interest rate reset period may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.

     The yield on a Loan primarily will depend on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.


     Agents and Intermediate Participants

     Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the "Loan Agreement"). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structuror with respect to a Loan.

     In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from lenders holding a majority of the Loan. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

     In the event that an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent's appointment may be terminated, and a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if assets held by the Agent for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower's bankruptcy or insolvency, the Borrower's obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

     The Fund's investment in a Loan may take the form of a "Participation." Lenders may sell Loans to third parties called "Participants." Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and the entity selling the Participation. Lenders and Participants interposed between the Fund and a Borrower are referred to as "Intermediate Participants."

     In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.

     CypressTree also analyzes and evaluates the financial condition of the Agent and, if applicable, the Intermediate Participant. The Fund will invest in a Loan only if the outstanding debt obligations of the Agent and Intermediate Participants, if any, are, at the time of investment, investment grade (i.e., (a) rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"); or (b) rated A-3 or better by S&P or P-3 or better by Moody's; or (c) determined by CypressTree to be of comparable quality).

     Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, CypressTree will consider making investments in these Loans, consistent with the Fund's investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.


     Discount Loans

     The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans ("Discount Loans"). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield when CypressTree believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower's creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan's face value or the Borrower is not wholly successful in resolving its credit problems.


     Other Information About Loans

     A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.


     The Fund may have certain obligations in connection with a Loan, such as, under a revolving credit facility that is not fully drawn down to fund additional amounts under the terms of the facility. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its Custodian of liquid, high-grade debt obligations with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.

     The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.

     From time to time CypressTree and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund, or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.


Unsecured Loans and Short-Term and Medium-Term Obligations

     Up to 20% of the Fund's total assets may be held in cash or invested in short-term or medium-term debt obligations or in Unsecured Loans. The Fund will invest only in Unsecured Loans that CypressTree determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an Unsecured Loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that CypressTree believes exceed the amount of the Unsecured Loan at the time of purchase.

     The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior Unsecured Loans with a remaining maturity of one year or less, certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. All of the debt instruments described in this paragraph, other than Unsecured Loans, will be investment grade (i.e., rated Baa, P-3 or better by Moody's or BBB, A-3 or better by S&P or, if unrated, determined by CypressTree to be of comparable quality). For a definition of the ratings assigned to instruments, see Appendix A. Pending investment of the proceeds of Fund sales, or when CypressTree believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund's total assets may be temporarily held in cash or in the short-term and medium-term debt obligations described in this paragraph.


Foreign Investments

     The Fund also may acquire U.S. dollar denominated Loans made to non-U.S. Borrowers (a) (i) located in any country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated "A3" or better by Moody's and "A-" or better by S&P or (ii) with significant U.S. dollar-based revenues or significant U.S.-based operations and (b) located in a country that does not impose withholding taxes on payment of principal, interest, fees, or other payments to be made by the Borrower; provided, however, that any such Borrower meets the credit standards established by CypressTree for U.S. Borrowers, and no more than 25% of the Fund's net assets are invested in Loans of non-U.S. Borrowers. Loans to non-U.S. Borrowers may involve certain special considerations not typically associated with investing in U.S. Borrowers. Information about a foreign company may differ from that available with respect to U.S. Borrowers, because foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying Loans to non-U.S. Borrowers. There generally is less government supervision and regulation of financial markets and listed companies in foreign countries than in the United States. The Fund will not invest in Unsecured Loans of non-U.S. Borrowers.


Repurchase Agreements

     The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, CypressTree must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that the value of the securities the Fund purchased may have declined in the meantime, the Fund could experience a loss.

Other Investments
     The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund's purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower's debt restructuring or reorganization, or if the acquisition, in CypressTree's judgment, may enhance the value of a Loan or otherwise would be consistent with the Fund's investment policies.


Fundamental Investment Restrictions And Policies
     The Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). There is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. There is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Fund's Statement of Additional Information, the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Fund's Board of Directors without obtaining the approval of the Fund's shareholders.


--------------------------------------------------------------------------------
                                 RISK FACTORS
--------------------------------------------------------------------------------
     CypressTree expects that, because the Fund's assets will consist primarily of Loans which are floating rate instruments, and short-term instruments, the Fund's net asset value will be relatively stable during normal market conditions. The value of the Fund's assets may fluctuate significantly less with changes in interest rates than a portfolio of fixed-rate obligations. However, a number of factors may cause a decline in the Fund's net asset value, including a default in a Loan, a material deterioration of a Borrower's perceived or actual creditworthiness, or a sudden and extreme increase in prevailing interest rates. These and other risks of investing in the Fund are described below. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value. As a newly organized entity, the Fund has no operating history. The Fund is not a money market fund and its net asset value will fluctuate.


Credit Risk
     Under normal conditions, the Fund will invest at least 80% of its assets in Loans. These investments are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. The nonreceipt of scheduled interest or principal on a Loan may adversely affect the Fund's income or the value of its investments, which may in turn reduce the amount of dividends or the net asset value of the Fund's shares. The Fund's ability to receive payment of principal of and interest on a Loan also depends on the creditworthiness of any institution interposed between the Fund and the Borrower. To reduce credit risk, CypressTree actively manages the Fund as described above.

     Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings are subject to greater credit risks than other Loans in which the Fund may invest. It is expected that the Fund's Loans will consist primarily of such Loans. These credit risks include the possibility of a default on the Loan or bankruptcy of the Borrower. The value of these Loans is subject to a greater degree of volatility in response to interest rate fluctuations and these Loans may be less liquid than other Loans.

     Although the Fund generally will invest in Loans holding the most senior position in a Borrower's capitalization structure, the capitalization of many Borrowers will include non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under its subordinated debt obligations. These difficulties may detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.

     The Fund may acquire Loans designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations, or may invest in Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

Collateral Impairment
     A Loan will be secured unless (a) the value of the collateral declines below the amount of the Loan, (b) the Fund's security interest in the collateral is invalidated for any reason by a court, or (c) the collateral is partially or fully released under the terms of the Loan Agreement as the creditworthiness of the Borrower improves. There is no assurance that liquidation of collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that collateral could be readily liquidated. The value of collateral generally will be determined by reference to the Borrower's financial statements, an independent appraisal performed at the request of the Agent at the time the Loan was initially made, the market value of the collateral (e.g., cash or securities) if it is readily ascertainable, and/or by other customary valuation techniques that CypressTree considers appropriate. Collateral generally is valued on the basis of the Borrower's status as a going concern and this valuation may exceed the collateral's immediate liquidation value.

     Collateral may include (a) working capital assets, such as accounts receivable and inventory, (b) tangible fixed assets, such as real property, buildings and equipment, (c) intangible assets, such as licenses, trademarks and patent rights (but excluding goodwill), and (d) security interests in shares of stock of subsidiaries or affiliates. To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to become undercollateralized or unsecured. Most credit agreements contain no formal requirement to pledge additional collateral. In the case of Loans made to non-public companies, the Borrower's shareholders or owners may provide additional credit support in the form of fully secured guarantees and/or security interests in assets that they own. The Fund may invest in Loans (a) guaranteed by such shareholders or owners (provided that the guarantees are fully secured), or (b) fully secured by assets of such shareholders or owners; even if the Loans are not otherwise collateralized by the assets of the Borrower.

     If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the Loan collateral or may subordinate the Fund's rights under the Loan to the interests of the Borrower's unsecured creditors. For example, a court could base this action on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Loans made in connection with a highly leveraged transaction, the consideration received in exchange for granting a security interest may be deemed inadequate if the Loan proceeds were not received or retained by the Borrower, but instead were paid to other persons (such as shareholders of the Borrower) in an amount that left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in Loan collateral. If the Fund's security interest in Loan collateral is invalidated or if the Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

     There may be temporary periods when a Borrower's principal asset is the stock of a related company, which may not legally be pledged to secure a Loan. In this event, the Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets which will be pledged as security for the Loan. However, the Borrower's ability to dispose of these securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Loans.

Non-Diversification and Industry Concentration
     The Fund is classified as a "non-diversified" investment company within the meaning of the 1940 Act. Accordingly, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in a single issue. However, the Fund is required to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" in the Statement of Additional Information for a description of these requirements.

     To the extent the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Fund's investments may be more affected by any single adverse economic, political or regulatory event than will the value of the investments of a diversified investment company. It is the Fund's current intention not to invest more than 10% of its total assets in Loans of any single Borrower. The Fund may acquire Loans made to Borrowers in any industry. The Fund will not concentrate its investments in any one industry with respect to Borrowers or interpositioned persons that the Fund determines to be issuers for the purpose of this policy. See "Investment Restrictions" in the Statement of Additional Information. However, because the Fund may regard the issuer of a Loan as including the Agent and any Intermediate Participant as well as the Borrower, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions.

     Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which these institutions may make and the interest rates and fees which these institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. Property and casualty companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

Illiquid Instruments
     Not all Loans are readily marketable at present. Loans may be subject to legal and contractual restrictions on resale. Although Loans are traded among certain financial institutions, some of the Loans that the Fund acquires do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. The Fund's ability to dispose of a Loan may be reduced to the extent that there has been a perceived or actual deterioration in the creditworthiness of an individual Borrower or the creditworthiness of Borrowers in general, or by events that reduce the level of confidence in the market for Loans. This may affect the Fund's ability to realize its net asset value in the event of a voluntary or involuntary liquidation of its assets. As the market for Loans becomes more seasoned, liquidity should improve.

     The Fund has no limitation on the amount of its investments that cannot be readily marketable or subject to restrictions on resale, except to the extent required to allow the Fund to make its monthly Repurchase Offers (generally expected to be 10% of outstanding shares). The Board of Directors has adopted written procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with the liquidity requirements for making monthly Repurchase Offers. In the event that the Fund's assets fail to comply with these requirements, the Board will cause the Fund to take such action as the Board deems appropriate to ensure compliance. See "Repurchase Offers."

Borrowing By The Fund
     The Fund may borrow money in amounts up to 33-1/3% of the value of its total assets to finance Repurchase Offers, for temporary, extraordinary or emergency purposes, or, while the Fund does not have any current intention of doing so, for the purpose of financing additional investments. The Fund also may issue one or more series of preferred shares, although it has no present intention to do so. The Fund may borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the associated costs, including debt service and dividend obligations. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's shareholders will be adversely affected.

     Capital raised through borrowing will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on its common shares or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Fund's common shares create an opportunity for greater income per common share, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. These risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the costs of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     The Fund may enter into an agreement with a financial institution providing for an unsecured, discretionary credit facility (the "Facility"), the proceeds of which may be used to finance, in part, Repurchases. The Facility will provide for the borrowing by the Fund of up to the lesser of $100,000,000 or 33-1/3% of the Fund's total assets, on an unsecured, uncommitted basis. Loans made under the Facility will bear interest at a floating rate, such as LIBOR, to be selected at the Fund's option.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The Fund's inability to make distributions as a result of these requirements could cause the Fund to fail to qualify as a regulated investment company and/or subject the Fund to income or excise taxes. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount.

     The Fund's willingness to borrow money for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a borrowing strategy depends on CypressTree's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

     Any indebtedness issued by the Fund or borrowing by the Fund either (a) will mature by the next Repurchase Date (as defined below under "Repurchase Offers") or (b) will provide for its redemption, call, or repayment by the Fund by the next Repurchase Date without penalty or premium, as necessary to permit the Fund to repurchase shares in the amount set by the Board of Directors in compliance with the asset coverage requirements of the 1940 Act.

--------------------------------------------------------------------------------
                               REPURCHASE OFFERS
--------------------------------------------------------------------------------

     In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage of outstanding shares at net asset value ("Repurchase Offers"). Repurchase Offers will commence within two months of the date of this prospectus. Because the Fund is a closed-end fund, shareholders will not be able to redeem their shares on a daily basis.

     As explained in more detail below, the "Repurchase Date" will be the last business day of each month. The Fund will determine the net asset value applicable to repurchases on that date. The Fund expects to distribute payment on the next business day, and will distribute payment on or before the Repurchase Payment Deadline, which is no later than five business days (or seven calendar days, whichever period is shorter) after the Repurchase Date. Shareholders will be sent notification of the next Repurchase Offer at 7 to 14 days prior to the next Repurchase Date. It is unlikely that a secondary market for the Fund's shares will develop, and the Distributor will not engage in any efforts to develop a secondary market.

Repurchase Amount

     Each month, the Fund's Board of Directors will determine the percentage of shares to be repurchased ("Repurchase Amount"). The Repurchase Amount is expected generally to be 10%, but may vary between 5% and 25%, of shares outstanding on the Repurchase Date. Currently, the Fund is subject to an undertaking that the Repurchase Amount will not exceed 10%.

     There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. In other words, if, in the aggregate, only one share is tendered in a given month, the Fund must repurchase it. However, there is a maximum Repurchase Amount, so shareholders should be aware of the risk that the Fund may not be able to repurchase all shares tendered in any given month. See "Oversubscribed Repurchase Offers; Pro Rata Allocation."

Repurchase Requests

     Shareholders will be sent a Notification of Repurchase Offer ("Notification") 7 to 14 days before the next Repurchase Date. The Notification will provide information about the Repurchase Offer, including the Repurchase Amount, the Repurchase Date, and the means by which shareholders may determine the Fund's net asset value. A sample Notification is attached as Appendix B to this Prospectus.

     A shareholder who wishes to tender shares for repurchase must notify the Fund or an Authorized Intermediary on or before the Repurchase Date a "Repurchase Request" in a manner designated by the Fund.

     A shareholder may tender all or a portion of his or her holdings (although the Fund may not be able to repurchase the shareholder's entire tender if aggregate tenders exceed the Repurchase Amount (as discussed further below)). A shareholder may withdraw or change a Repurchase Request at any point before the Repurchase Date, but not after that date.

Determination of Repurchase Price

     The Fund will establish the Repurchase Price at a share's net asset value as determined after the close of business on the Repurchase Date. The Fund will compute net asset value daily (as described under "Valuing Fund Shares"), and shareholders may determine daily net asset value by calling .

     The Fund does not presently intend to deduct any repurchase fees from this amount. However, in the future, the Board of Directors may determine to charge a repurchase fee payable to the Fund reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fee will never exceed two percent of the proceeds of the repurchase. It should be noted that the Board may implement repurchase fees without a shareholder vote.

Payment
     The Fund expects to distribute payment on the next business day; in any event, the Fund will pay repurchase proceeds no later than the Repurchase Pricing Deadline, which is five business days (or seven calendar days, whichever is shorter) of the Repurchase Date. Repurchase proceeds will be paid by wire transfer or check.

Oversubscribed Repurchase Offers; Pro Rata Allocation
     In any given month, tenders may exceed the Repurchase Offer Amount (this prospectus refers to this situation as an "Oversubscribed Repurchase Offer"). In the event of an oversubscribed Repurchase Offer, the Fund may repurchase additional shares in excess of the 10% Repurchase Amount, up to a maximum aggregate of two percent of the shares outstanding for any three consecutive Repurchase Offers ("Additional Repurchase Amount"). If the Fund determines not to repurchase the Additional Repurchase Amount, or if shareholders tender an amount exceeding the Repurchase Offer Amount plus the Additional Repurchase Amount, the Fund will repurchase the shares tendered on a pro rata basis. However, the Fund may determine to alter these procedures in two situations:

   (a) the Fund may accept all shares tendered by persons who own in the aggregate not more than a specified number of shares (which number will not exceed 100 shares) before prorating shares tendered by others; or

   (b) the Fund may accept by lot shares tendered by shareholders who tender all shares held by them and who, when tendering, elect to have either all or none (or at least a minimum amount or none) accepted; however, the Fund first must accept all shares tendered by shareholders who do not make this election.

     In the event of an Oversubscribed Repurchase Offer, shareholders may be unable to liquidate some or all of their investment during that monthly Repurchase Offer. A shareholder may have to wait until a later month to tender shares that the Fund is unable to repurchase, and would be subject to the risk of net asset value fluctuations during this time period.

Adoption of Repurchase Policy
     The Board has adopted a resolution setting forth the Fund's fundamental policy to conduct Repurchase Offers ("Repurchase Policy"). The Repurchase Policy may be changed only by a majority vote of the Fund's outstanding voting securities. The Repurchase Policy states that the Fund will make monthly Repurchase Offers, that the Repurchase Date will be the last business day of the month, and that the Repurchase Price will be determined on that date. Under the Repurchase Policy, the Repurchase Amount may be from 5% to the 25% of the Fund's shares outstanding on the Repurchase Date. The Fund's undertaking to limit the Repurchase Amount to 10% is not part of the Repurchase Policy and may be changed without a shareholder vote.

Liquidity Requirements
     The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Notification is sent to shareholders until the Repurchase Date. The Fund will ensure that a percentage of its net assets equal to at least 100 percent of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Date and the Repurchase Payment Deadline; or
(b) that mature by the Repurchase Payment Deadline.

     The Board has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the Repurchase Policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

     The Fund intends to satisfy the liquidity requirements with cash on hand, cash raised through borrowings, and Loans. There is some risk that the need to sell Loans to fund Repurchase Offers may affect the market for those Loans. In turn, this could diminish the Fund's net asset value.

Suspension or Postponement of a Repurchase Offer
     The Fund may suspend or postpone a Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Directors, including a majority of the independent Directors. These circumstances are limited and include the following:

   (a) if the Repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

   (b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

   (c) for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders;

   (d) if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association (e.g., Nasdaq) and the Repurchase would cause the shares to lose that status; or

   (e) during any period in which any market on which the shares are principally traded is closed, or during any period in which trading on the market is restricted.

Consequences of Repurchase Offers
     Although the Board believes that Repurchase Offers generally will be beneficial to the Fund's shareholders, repurchases will decrease the Fund's total assets and therefore have the possible effect of increasing the Fund's expense ratio. Furthermore, if the Fund borrows to finance repurchases, interest on that borrowing may reduce the Fund's net investment income. The Fund intends to offer new shares continuously, which may alleviate these potential consequences, although there is no assurance that the Fund will be able to secure new investments.

     If the Fund must liquidate portfolio securities in order to meet its repurchase obligations, the Fund may realize gains and losses, including gains on securities held for less than three months. Because less than 30% of the Fund's annual gross income must be derived from the sale or disposition of securities held less than three months (in order to retain the Fund's tax status as a regulated investment company under Massachusetts law), these gains could reduce the Fund's ability to sell other securities held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management. This could affect the Fund's yield adversely.

     Repurchase Offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic Repurchase Offers at net asset value may not alleviate such a discount.

     In addition, the repurchase of shares by the Fund will be a taxable event to Shareholders. See "Distributions and Taxes" for further information.


--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

     The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the Fund's day-to-day operations.

Advisory Arrangements
     CAM is the investment adviser for the Fund. CAM was formed in 1996, together with CypressTree Funds Distributors, Inc. ("Distributors"), to advise and distribute mutual funds through broker-dealers, banks and other intermediaries. CAM and Distributors are wholly-owned subsidiaries of CypressTree Investments, Inc., an affiliate of Cypress Holding Company, Inc., which is controlled by its management and Berkshire Fund IV, L.P. The address of CAM is 125 High Street, Boston, Massachusetts 02110, and the address of Distributors is 286 Congress Street, Boston, Massachusetts 02210. CAM also serves as investment adviser to the North American Funds, a mutual fund with separate investment portfolios managed by different subadvisers, with
approximately $        million in aggregate assets.

     Pursuant to its advisory agreement with the Fund (the "Advisory Agreement"), CAM oversees the administration of certain aspects of the business and affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. CAM monitors the compliance of the subadviser with the investment objectives and related policies of the Fund, reviews the performance of the subadviser and reports periodically on such performance to the Board of Directors. CAM permits its directors, officers and employees to serve as directors or officers of the Fund, without cost to the Fund.

     As compensation for its services, CAM receives from the Fund a monthly fee equal to the following percentage of average daily assets, depending on the size of the Fund: 0.85% for the first $1 billion of average daily assets; 0.80% for average daily assets of between $1 billion and $2 billion; and 0.75% for average daily assets of more than $2 billion. For purposes of computing the advisory fee, average daily assets are determined by deducting from gross assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund.


     CAM has agreed to waive a portion of its advisory fee or reimburse the Fund in order to prevent the total expenses of the Fund, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.50% of average daily net assets. This agreement may be terminated by CAM at any time
after                   on thirty (30) days' written notice.

     CypressTree has been retained by CAM as the subadviser to the Fund to manage the investment and reinvestment of the Fund's assets. CypressTree was founded in 1996 as the nation's first independent investment advisory firm
specializing in the loan asset class and currently has $       million in
assets under management. CypressTree is a wholly-owned subsidiary of Cypress Holding Company, Inc.

     Pursuant to a subadvisory agreement between CAM and CypressTree (the "Sub advisory Agreement"), CypressTree selects the investments made by the Fund and establishes and applies credit standards applicable to the Fund's investments in Loans. See "Investment Policies." As compensation for its services as subadviser, CypressTree receives from CAM a monthly fee equal to the following percentage of average daily assets, based on the size of the Fund: 0.45% for the first $1 billion of average daily assets; 0.40% for average daily assets between $1 billion and $2 billion; and 0.35% for average daily assets of more than $2 billion. Average daily assets are computed as described above. The fee to CypressTree is paid by CAM and is not an additional charge to the Fund or its shareholders. For further information, see "Advisory, Administration and Distribution Services" in the Statement of Additional Information.

Portfolio Manager
     Jeffrey S. Garner, age 41, is the Fund's portfolio manager. Mr. Garner has been employed as CypressTree's Chief Investment Officer since 1996. Previously, he was a Vice President of Eaton Vance Management, where he served as the portfolio manager for the Senior Debt Portfolio managed by Eaton Vance (the "master" fund for Eaton Vance Prime Rate Reserves, EV Classic Senior Floating-Rate Fund, and the EV Medallion Senior Floating-Rate Funds) (the "Eaton Vance Senior Debt Portfolio").


     From 1989 to 1996, Mr. Garner was primarily responsible for the day-to-day management of the Eaton Vance Prime Rate Reserves Fund, which for a period of this time invested solely in the Eaton Vance Senior Debt Portfolio, which also was managed by Mr. Garner. The investment objectives, policies, and strategies of those portfolios were substantially similar in all material respects to those of the Fund. Mr. Garner will use the same analytical methods for identifying potential investments for the Fund as he used for those portfolios. While at Eaton Vance, Mr. Garner managed no other comparable registered investment companies or private accounts.


     The following tables set forth certain historical information relating to the ending net asset value per share of beneficial interest, yield, and total return for Eaton Vance Prime Rate Reserves, for the periods indicated. This information may assist investors in evaluating the business background and investment experience of Mr. Garner, the Fund's portfolio manager, and in understanding the historical performance of the asset class in which the Fund will invest.

     HOWEVER, THIS INFORMATION DOES NOT RELATE TO THE FUND, AND IS NOT A PREDICTION OF THE FUND'S FUTURE PERFORMANCE. Unlike the Fund, during the periods indicated, Eaton Vance Prime Rate Reserves generally conducted quarterly, rather than monthly, tender offers, and was not required to conduct a tender offer every quarter. Share prices for the Fund will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio investments.

                         EATON VANCE PRIME RATE RESERVES
                                Net Asset Value*

                          Eaton Vance NAV Fluctuation




              NAV

           $10.00
            10.00
            10.00
            10.00
            10.00
   1989     10.00
            10.00
            10.00
            10.00
            10.00
            10.00
            10.00
            10.00
            10.00
            10.00
            10.00
             9.99
   1990      9.97
             9.96
             9.96
             9.96
             9.96
             9.96
             9.96
             9.96
             9.96
             9.96
             9.96
             9.96
   1991      9.96
             9.95
             9.95
             9.95
             9.95
             9.95
             9.95
             9.95
             9.96
             9.99
             9.98
            10.00
   1992     10.02
            10.02
             9.99
             9.97
            10.00
            10.02
            10.03
            10.02
            10.04
            10.05
            10.03
            10.03
   1993     10.03
            10.03
            10.03
            10.00
             9.99
             9.99
            10.00
            10.00
             9.96
             9.96
             9.97
             9.97
   1994     10.02
            10.02
            10.04
            10.04
            10.03
            10.03
            10.03
            10.03
            10.03
            10.03
            10.03
            10.03
   1995     10.01
            10.01
            10.01
            10.00
             9.99
             9.99
             9.99
 Jul-96      9.99




------------
*Chart shows the Eaton Vance Prime Rate Reserves portfolio's month-end net asset value per share from inception to July 31, 1996.



                        EATON VANCE PRIME RATE RESERVES
                                     Yield*
                           Month-End Effective Yield



  EV Prime      Libor 3mo    Fed Funds         04-Aug-89
   8.30%        9.00%           8.88%          31-Aug-89
   8.58%        9.19%           8.50%          02-Oct-89
   8.41%        8.69%           8.88%          31-Oct-89
   9.28%        8.50%           8.63%          30-Nov-89
   9.55%        8.38%           8.00%          31-Dec-89
   9.74%        8.38%           8.25%          31-Jan-90
   9.79%        8.38%           8.31%          28-Feb-90
   9.82%        8.50%           8.38%          31-Mar-90
   9.90%        8.69%           8.19%          30-Apr-90
  10.00%        8.38%           8.19%          31-May-90
  10.03%        8.38%           8.00%          29-Jun-90
  10.03%        7.94%           8.00%          31-Jul-90
  10.03%        8.13%           8.06%          31-Aug-90
  10.00%        8.31%           8.00%          28-Sep-90
  10.00%        8.06%           9.00%          31-Oct-90
  10.01%        8.44%           7.50%          30-Nov-90
   9.78%        7.56%           7.50%          31-Dec-90
   9.50%        7.06%           7.13%          31-Jan-91
   8.74%        6.88%           6.75%          28-Feb-91
   8.75%        6.38%           6.14%          30-Mar-91
   8.50%        6.19%           5.94%          30-Apr-91
   8.00%        6.19%           6.00%          31-May-91
   7.70%        6.06%           5.83%          28-Jun-91
   7.60%        6.19%           5.88%          31-Jul-91
   7.60%        5.69%           5.44%          30-Aug-91
   7.35%        5.63%           5.50%          30-Sep-91
   7.12%        5.25%           5.25%          31-Oct-91
   6.90%        4.85%           4.88%          29-Nov-91
   6.70%        4.25%           4.00%          31-Dec-91
   6.05%        4.19%           4.50%          31-Jan-92
   5.83%        4.25%           4.19%          29-Feb-92
   5.83%        4.38%           4.25%          31-Mar-92
   5.83%        4.06%           3.81%          30-Apr-92
   5.63%        4.06%           3.69%          29-May-92
   5.63%        3.94%           4.24%          30-Jun-92
   5.39%        3.44%           3.38%          31-Jul-92
   5.29%        3.56%           3.25%          31-Aug-92
   5.04%        3.25%           3.25%          30-Sep-92
   5.04%        3.56%           3.06%          30-Oct-92
   4.99%        4.00%           3.38%          30-Nov-92
   5.24%        3.20%           3.00%          31-Dec-92
   5.25%        3.25%           3.00%          29-Jan-93
   5.00%        3.25%           3.25%          26-Feb-93
   5.00%        3.25%           4.00%          31-Mar-93
   5.00%        3.19%           3.13%          30-Apr-93
   5.00%        3.38%           2.94%          28-May-93
   5.00%        3.31%           3.50%          30-Jun-93
   5.10%        3.31%           3.13%          30-Jul-93
   5.15%        3.25%           3.19%          31-Aug-93
   5.26%        3.38%           3.00%          30-Sep-93
   5.50%        3.44%           3.06%          29-Oct-93
   5.50%        3.50%           3.13%          30-Nov-93
   5.82%        3.38%           3.00%          31-Dec-93
   5.05%        3.25%           3.50%          31-Jan-94
   5.20%        3.75%           3.50%          28-Feb-94
   5.20%        3.94%           3.63%          31-Mar-94
   5.26%        4.31%           4.00%          30-Apr-94
   5.75%        4.63%           4.63%          31-May-94
   5.90%        4.88%           4.45%          30-Jun-94
   6.00%        4.88%           4.38%          31-Jul-94
   6.40%        5.00%           4.88%          31-Aug-94
   6.66%        5.50%           6.00%          30-Sep-94
   7.24%        5.63%           4.94%          31-Oct-94
   7.50%        6.19%           5.63%          30-Nov-94
   8.00%        6.50%           5.50%          31-Dec-94
   8.32%        6.31%           5.75%          31-Jan-95
   8.53%        6.25%           6.13%          28-Feb-95
   8.38%        6.25%           6.00%          31-Mar-95
   8.00%        6.19%           6.19%          30-Apr-95
   8.00%        6.06%           6.19%          31-May-95
   8.00%        6.06%           6.25%          30-Jun-95
   7.85%        5.88%           5.94%          31-Jul-95
   7.60%        5.88%           5.88%          31-Aug-95
   7.65%        5.94%           5.75%          30-Sep-95
   7.90%        5.94%           5.94%          31-Oct-95
   7.60%        5.84%           6.00%          30-Nov-95
   7.60%        5.63%           5.25%          31-Dec-95
   7.48%        5.38%           6.00%          31-Jan-96
   7.08%        5.31%           6.00%          29-Feb-96
   7.09%        5.47%           5.00%          31-Mar-96
   7.10%        5.48%           5.44%          30-Apr-96
   7.11%        5.50%           5.38%          31-May-96
   6.88%        5.58%           5.38%          30-Jun-96
   7.03%        5.68%           5.25%          31-Jul-96



------------
*Chart shows the Eaton Vance Prime Rate Reserves portfolio's month-end effective yield compared to 3-month LIBOR and the Federal Funds Rate from inception to July 31, 1996.

     Yield of a fund is the income generated by an investment in that fund over a 30-day period. The yield rates shown in the preceding table are effective yields, and assume that all interest and dividends are reinvested.


                        EATON VANCE PRIME RATE RESERVES
                                 Total Return*
                        Period Ending July 31, 1996

                       A Hypothetical $100,000 Investment




NET  OF  FEES


                    monthly
                    total                       3 mo.
                    return                      LIBOR
                    actual       $'s           (monthly)       $'s                           EV Prime      3mo LIBOR
                    ------       ---           ---------       ---                           --------       ---------
   Aug-89                      $100,000                      $100,000            Aug-89       $100,000       $100,000
   Aug-89           0.61%      $100,614           0.75%      $100,750            Aug-89       $100,614       $100,750
   Oct-89           0.72%      $101,342           0.77%      $101,521            Oct-89       $101,342       $101,521
   Oct-89           0.69%      $102,039           0.72%      $102,256            Oct-89       $102,039       $102,256
   Nov-89           0.73%      $102,786           0.71%      $102,981            Nov-89       $102,786       $102,981
   Dec-89           0.78%      $103,586           0.70%      $103,699            Dec-89       $103,586       $103,699
   Jan-90           0.79%      $104,406           0.70%      $104,423            Jan-90       $104,406       $104,423
   Feb-90           0.72%      $105,158           0.70%      $105,152            Feb-90       $105,158       $105,152
   Mar-90           0.80%      $105,997           0.71%      $105,897            Mar-90       $105,997       $105,897
   Apr-90           0.78%      $106,823           0.72%      $106,663            Apr-90       $106,823       $106,663
   May-90           0.81%      $107,691           0.70%      $107,408            May-90       $107,691       $107,408
   Jun-90           0.79%      $108,541           0.70%      $108,157            Jun-90       $108,541       $108,157
   Jul-90           0.81%      $109,425           0.66%      $108,873            Jul-90       $109,425       $108,873
   Aug-90           0.81%      $110,317           0.68%      $109,610            Aug-90       $110,317       $109,610
   Sep-90           0.79%      $111,185           0.69%      $110,369            Sep-90       $111,185       $110,369
   Oct-90           0.81%      $112,088           0.67%      $111,111            Oct-90       $112,088       $111,111
   Nov-90           0.69%      $112,858           0.70%      $111,892            Nov-90       $112,858       $111,892
   Dec-90           0.59%      $113,528           0.63%      $112,597            Dec-90       $113,528       $112,597
   Jan-91           0.67%      $114,292           0.59%      $113,260            Jan-91       $114,292       $113,260
   Feb-91           0.65%      $115,029           0.57%      $113,909            Feb-91       $115,029       $113,909
   Mar-91           0.72%      $115,852           0.53%      $114,514            Mar-91       $115,852       $114,514
   Apr-91           0.67%      $116,631           0.52%      $115,104            Apr-91       $116,631       $115,104
   May-91           0.66%      $117,396           0.52%      $115,698            May-91       $117,396       $115,698
   Jun-91           0.61%      $118,114           0.51%      $116,282            Jun-91       $118,114       $116,282
   Jul-91           0.62%      $118,851           0.52%      $116,882            Jul-91       $118,851       $116,882
   Aug-91           0.62%      $119,593           0.47%      $117,436            Aug-91       $119,593       $117,436
   Sep-91           0.58%      $120,293           0.47%      $117,986            Sep-91       $120,293       $117,986
   Oct-91           0.59%      $120,997           0.44%      $118,503            Oct-91       $120,997       $118,503
   Nov-91           0.55%      $121,663           0.40%      $118,982            Nov-91       $121,663       $118,982
   Dec-91           0.55%      $122,335           0.35%      $119,403            Dec-91       $122,335       $119,403
   Jan-92           0.40%      $122,823           0.35%      $119,820            Jan-92       $122,823       $119,820
   Feb-92           0.45%      $123,378           0.35%      $120,244            Feb-92       $123,378       $120,244
   Mar-92           0.48%      $123,973           0.36%      $120,682            Mar-92       $123,973       $120,682
   Apr-92           0.47%      $124,553           0.34%      $121,091            Apr-92       $124,553       $121,091
   May-92           0.47%      $125,134           0.34%      $121,501            May-92       $125,134       $121,501
   Jun-92           0.50%      $125,758           0.33%      $121,900            Jun-92       $125,758       $121,900
   Jul-92           0.45%      $126,319           0.29%      $122,249            Jul-92       $126,319       $122,249
   Aug-92           0.54%      $127,001           0.30%      $122,612            Aug-92       $127,001       $122,612
   Sep-92           0.71%      $127,899           0.27%      $122,944            Sep-92       $127,899       $122,944
   Oct-92           0.32%      $128,305           0.30%      $123,309            Oct-92       $128,305       $123,309
   Nov-92           0.60%      $129,077           0.33%      $123,720            Nov-92       $129,077       $123,720
   Dec-92           0.64%      $129,897           0.27%      $124,050            Dec-92       $129,897       $124,050
   Jan-93           0.44%      $130,463           0.27%      $124,386            Jan-93       $130,463       $124,386
   Feb-93           0.07%      $130,560           0.27%      $124,723            Feb-93       $130,560       $124,723
   Mar-93           0.21%      $130,840           0.27%      $125,060            Mar-93       $130,840       $125,060
   Apr-93           0.70%      $131,761           0.27%      $125,393            Apr-93       $131,761       $125,393
   May-93           0.62%      $132,572           0.28%      $125,745            May-93       $132,572       $125,745
   Jun-93           0.52%      $133,262           0.28%      $126,092            Jun-93       $133,262       $126,092
   Jul-93           0.32%      $133,693           0.28%      $126,440            Jul-93       $133,693       $126,440
   Aug-93           0.63%      $134,532           0.27%      $126,783            Aug-93       $134,532       $126,783
   Sep-93           0.52%      $135,234           0.28%      $127,139            Sep-93       $135,234       $127,139
   Oct-93           0.26%      $135,580           0.29%      $127,503            Oct-93       $135,580       $127,503
   Nov-93           0.44%      $136,178           0.29%      $127,875            Nov-93       $136,178       $127,875
   Dec-93           0.48%      $136,834           0.28%      $128,235            Dec-93       $136,834       $128,235
   Jan-94           0.42%      $137,407           0.27%      $128,582            Jan-94       $137,407       $128,582
   Feb-94           0.39%      $137,943           0.31%      $128,984            Feb-94       $137,943       $128,984
   Mar-94           0.13%      $138,124           0.33%      $129,407            Mar-94       $138,124       $129,407
   Apr-94           0.32%      $138,568           0.36%      $129,872            Apr-94       $138,568       $129,872
   May-94           0.48%      $139,227           0.39%      $130,373            May-94       $139,227       $130,373
   Jun-94           0.57%      $140,025           0.41%      $130,902            Jun-94       $140,025       $130,902
   Jul-94           0.50%      $140,719           0.41%      $131,434            Jul-94       $140,719       $131,434
   Aug-94           0.13%      $140,897           0.42%      $131,982            Aug-94       $140,897       $131,982
   Sep-94           0.53%      $141,645           0.46%      $132,587            Sep-94       $141,645       $132,587
   Oct-94           0.70%      $142,631           0.47%      $133,208            Oct-94       $142,631       $133,208
   Nov-94           0.60%      $143,481           0.52%      $133,895            Nov-94       $143,481       $133,895
   Dec-94           1.16%      $145,146           0.54%      $134,620            Dec-94       $145,146       $134,620
   Jan-95           0.68%      $146,135           0.53%      $135,329            Jan-95       $146,135       $135,329
   Feb-95           0.83%      $147,349           0.52%      $136,033            Feb-95       $147,349       $136,033
   Mar-95           0.69%      $148,359           0.52%      $136,742            Mar-95       $148,359       $136,742
   Apr-95           0.53%      $149,152           0.52%      $137,447            Apr-95       $149,152       $137,447
   May-95           0.66%      $150,130           0.51%      $138,141            May-95       $150,130       $138,141
   Jun-95           0.63%      $151,082           0.51%      $138,839            Jun-95       $151,082       $138,839
   Jul-95           0.64%      $152,055           0.49%      $139,519            Jul-95       $152,055       $139,519
   Aug-95           0.62%      $153,004           0.49%      $140,202            Aug-95       $153,004       $140,202
   Sep-95           0.61%      $153,934           0.49%      $140,896            Sep-95       $153,934       $140,896
   Oct-95           0.65%      $154,931           0.49%      $141,593            Oct-95       $154,931       $141,593
   Nov-95           0.60%      $155,867           0.49%      $142,282            Nov-95       $155,867       $142,282
   Dec-95           0.64%      $156,859           0.47%      $142,949            Dec-95       $156,859       $142,949
   Jan-96           0.61%      $157,823           0.45%      $143,590            Jan-96       $157,823       $143,590
   Feb-96           0.54%      $158,683           0.44%      $144,225            Feb-96       $158,683       $144,225
   Mar-96           0.48%      $159,449           0.46%      $144,883            Mar-96       $159,449       $144,883
   Apr-96           0.46%      $160,190           0.46%      $145,545            Apr-96       $160,190       $145,545
   May-96           0.58%      $161,127           0.46%      $146,212            May-96       $161,127       $146,212
   Jun-96           0.55%      $162,010           0.47%      $146,893            Jun-96       $162,010       $146,893
   Jul-96           0.58%      $162,948           0.47%      $147,587            Jul-96       $162,948       $147,587





------------
*This chart reflects total return (change in net asset value with all distributions reinvested) in a hypothetical investment of $100,000 in the Eaton Vance Prime Rate Reserves portfolio at August 4, 1989 compared to a hypothetical investment of $100,000 in a fund whose total return equals the 3-month LIBOR in effect from time to time. Results do not include Eaton Vance Prime Rate Reserves' early withdrawal charge.


                        EATON VANCE PRIME RATE RESERVES
                          Average Annual Total Return

                        Period ending July 31, 1996*









                                                             Total Return
                 Initial         Period-Ending        --------------------------
                Investment           Value            Cumulative          Annual
                ----------       -------------        ----------          ------
1 year           $10,000           $10,716              7.16%              7.16%
5 year           $10,000           $12,900             37.10%              6.51%
Life of fund     $10,000           $16,295             62.95%              7.23%




------------
*Eaton Vance Prime Rate Reserves' investment operations began August 4, 1989.


     Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Cumulative total return reflects actual performance over a stated period of time. Average Annual Total Return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.


Administration Agreement


     CAM will act as the Fund's Administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, CAM is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. CAM reserves the right to delegate all or a part of its obligations under the Administration Agreement to a third party. Any delegation of administrative duties will not affect the administration fee paid by the Fund.


     Services provided by the Administrator include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Directors' and shareholders' meetings, providing services in connection with Repurchase Offers, and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund pays CAM a monthly fee equal to 0.40% annually of the average daily assets of the Fund as compensation under the Administration Agreement. In calculating the Fund's average daily assets, all liabilities are deducted from gross assets, except the principal amount of any indebtedness for money borrowed, including debt securities that the Fund has issued.


Fund Costs and Expenses

     The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by CAM under the Advisory Agreement or the Administration Agreement or by Distributors under its Distribution Agreement. See "Advisory, Administration and Distribution Services" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                              VALUING FUND SHARES
--------------------------------------------------------------------------------
     The Fund values its shares once on each day the New York Stock Exchange ("NYSE") is open for trading, as of 15 minutes after the close of regular
trading. The Custodian's address is                  . The Fund is informed
that, as of the date of this prospectus, the NYSE observes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund's net asset value per share is determined by
                      (as agent for the Fund) in the manner authorized by the
Fund's Board of Directors.                       also serves as Custodian for
the Fund and has custody of the Fund's assets.


     In determining the net asset value of a share of the Fund, the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of the Fund outstanding at that time. Expenses, including the fees payable to CAM, are accrued daily.

     Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in CypressTree's opinion and for which CypressTree can obtain at least two quotations from banks or dealers in Loans will be valued by calculating the mean of the last available bid and asked prices in the market for such Loans, and then using the mean of those two means. If only one quote for a particular Loan is available, the Loan will be valued on the basis of the mean of the last available bid and asked price in the market.

     Loans for which an active secondary market does not exist to a reliable degree in CypressTree's opinion will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, CypressTree will consider, among other factors, (a) the creditworthiness of the Borrower and any Intermediate Participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

     Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Positions in options are valued at the last sale price on the principal trading market for the option. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuation. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, or liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
     The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

     The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 365/31 and adding 1. The resulting quotient is then taken to the 365/31st power and reduced by 1. The result is the effective yield.

     On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in the Wall Street Journal, and (b) the CD Rate as quoted daily in the Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more. In addition, the Fund may compare LIBOR and the CD Rate to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

     Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a later date. The difference divided by the original net asset value is the total return.

     All dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculation of total return, current yield and effective yield does not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

     Finally, the Fund may include information on the history of the Fund's net asset value per share in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered a representation of what an investor's yield or total return may be in the future.

--------------------------------------------------------------------------------
                            HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

     The Fund engages in a continuous public offering of its shares at net asset value without an initial sales charge. Shares may be purchased from the Fund directly, through Distributors, or from certain financial services firms that have sales agreements with CypressTree Funds Distributors ("Authorized Intermediaries"). Investors may be charged a fee if they effect transactions through a broker or agent. The Fund does not currently intend to list its shares on any national securities exchange or inter-dealer quotation system. Shares of the Fund also are available for purchase by retirement plans and trusts created under the Uniform Gifts to Minors Act.


     An initial investment in the Fund must be at least $5,000. Once an account has been established, the shareholder may make additional investments of $500 or more at any time. There is no minimum initial or additional investment requirement for Individual Retirement Accounts. The Fund reserves the right to waive any of these minimum investment requirements. See "Shareholder Services."



     From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue reinvestments, and the Fund may permit tax sheltered retirement plans that own shares to purchase additional shares of the Fund.

     The Fund may refuse any order for the purchase of shares.


     The Fund is not an appropriate investment for investors who are market-timers. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize these costs, which reduce the ultimate returns achieved by all shareholders, the Fund reserves the right to reject any purchase orders from investors identified as market-timers.


     Investors may purchase shares directly from the Fund by check or by wire. Investors should complete a Fund Application and mail it to the Fund's Transfer
Agent,                   . The Transfer Agent's address is
                    . Investors purchasing shares by check should include a check or money order payable in U.S. dollars, drawn on a U.S. bank, and made payable to CypressTree Senior Floating Rate Fund, Inc. The Fund will not accept cash, credit cards, third party checks, or credit card checks. The Fund reserves the right to cancel any purchase for which a check does not clear.


     Investors also may purchase shares of the Fund by wire. If the Fund is unable to debit the predesignated bank account on the day of purchase, the Fund may make additional attempts or may cancel the purchase.



     If a purchase is cancelled for any reason, the investor will be responsible for any losses or fees imposed by its bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase.



--------------------------------------------------------------------------------
                             SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     The Fund offers the following optional services, at no extra charge. Any of these services may be discontinued without penalty at any time. Investors may obtain further information and an application for these services from Authorized Intermediaries or from CypressTree Funds Distributors. The cost of administering these services is borne by the Fund as an expense to all shareholders.


Dividend Reinvestment Plan

     Dividends and distributions will be automatically reinvested at the net asset value per share next determined on the payable date of the dividend or distribution. Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends and other distributions, net of any applicable withholding taxes, will be automatically reinvested in additional shares, newly issued by the Fund, unless the shareholder otherwise instructs in writing the Fund's Transfer Agent, as the Plan agent (the "Plan Agent"). There will be no charge to participants for reinvesting dividends or other distributions. The Fund will pay the Plan Agent's fees for the handling of reinvestment of distributions.

     A shareholder whose shares are held by a broker-dealer or nominee that does not provide a dividend reinvestment service may be required to have his or her shares registered in his or her own name to participate in the Plan. Similarly, a shareholder may be unable to transfer his or her account to certain broker-dealers and continue to participate in the Plan. Investors who own shares registered in street name should contact the broker or nominee for details concerning participation in the Plan.

     The Plan Agent will maintain all participant accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed for personal and tax records. The Plan Agent may hold shares in the participants' account in non-certificated form in the name of the Plan Agent or the Plan Agent's nominee, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Participants in the Plan may withdraw from the Plan on written notice to the Plan Agent.

     In the case of a shareholder of record, such as a bank, broker-dealer or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

     All registered holders of shares (other than brokers and nominees) will be mailed information regarding the Plan, including a form with which they may elect to terminate participation in the Plan and receive further dividends and other distributions in cash. An election to terminate participation in the Plan must be made in writing to the Plan Agent and should include the shareholder's name and address as they appear on the share certificate. An election to terminate will be deemed to be an election by a shareholder to take all subsequent distributions in cash until the election is changed. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Shareholders who do not participate in the Plan will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check or wire transfer. Shareholders who do not wish to have dividends and other distributions reinvested automatically should notify the
Plan Agent at                   . Dividends and other distributions with
respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the broker-dealer does not provide that service, or if the nominee or the shareholder elects to receive dividends and other distributions in cash.

     The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or other distribution paid subsequent to notice of the termination sent to the participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. Shareholders should direct all correspondence regarding the Plan
to the Plan Agent, at                       .

     The receipt of dividends and other distributions in shares under the Plan will not relieve participants of any income tax (including withholding taxes) that may be payable with respect to the distributions. See "Taxes."

Automated Investment Plan
     Shareholders may purchase shares of the Fund through the Fund's Automatic Investment Plan. For accounts other than Individual Retirement Accounts (which have no minimum initial or additional investment requirements), once the $5,000 minimum investment has been made, shareholders may make automatic cash investments of $50 or more each month or quarter from the shareholder's bank account.


--------------------------------------------------------------------------------
                                 DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund will declare distributions daily and pay distributions monthly. Substantially all of the Fund's investment income, less Fund expenses, will be declared daily as a distribution to shareholders of record as recorded by the Transfer Agent at the time of declaration. Daily distribution crediting will begin on the day after the Transfer Agent has received funds for the purchase of Fund shares, even if orders to purchase shares had been placed with Authorized Intermediaries. The Fund ordinarily will pay investment income distributions on the first day of each month, whether the shareholder elects to receive cash or to reinvest in additional shares. The Fund will distribute realized net capital gains, if any, at least annually, usually in December, after offset by any capital loss carryovers.


--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------
     The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Code. Accordingly, the Fund will not be liable for federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. (For a detailed discussion of tax issues pertaining to the Fund, see "Taxes" in the Statement of Additional Information.)

     Distributions paid by the Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of the shareholders to the extent of the Fund's earnings and profits. (Any such distributions in excess of the Fund's earnings and profits first will reduce a shareholder's basis in his or her shares and, after that basis is reduced to zero, will constitute capital gains to the shareholder, assuming the shares are held as a capital asset.) Distributions, if any, from the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions will be taxed as described above, whether received by the shareholders in cash or in additional shares. It is not expected that any portion of distributions will be eligible for the corporate dividends-received deduction.

     Not later than 60 days after the close of the taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the earlier year in which the dividend was declared.


     A holder of Fund shares who, pursuant to a Repurchase Offer, tenders all of his or her Fund shares (and is not considered to own any other Fund shares pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If an individual shareholder has net capital gain in a taxable year and recognizes long-term capital gains upon the disposition of shares, the tax rates applicable to these long-term gains will vary based on whether the shares have been held for more than one year but not more than 18 months, more than 18 months, or, starting in 2001, more than five years, with lower rates applicable to longer holding periods. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term--instead of short-term--capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other Fund shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Different tax consequences may apply to tendering shareholders other than fully-tendering shareholders described in the previous paragraph and to non-tendering shareholders in connection with a Repurchase Offer. For example, if a shareholder tenders fewer than all shares owned by or attributed to him or her, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares tendered, the Fund's earnings and profits, and the shareholder's basis in the tendered shares. Moreover, when a shareholder tenders fewer than all shares owned pursuant to a Repurchase Offer, there is a remote possibility that non-tendering shareholders may be considered to have received a deemed distribution that is taxable to them in whole or in part. Shareholders may wish to consult their tax advisors prior to tendering.

     The Fund must withhold 31% from distributions and repurchase payments, if any, payable to any individuals and certain other noncorporate shareholders who have not furnished to the fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9, or who are otherwise subject to such "backup withholding." When establishing an account, an investor must certify under penalties of perjury that the investor's TIN (generally, his or her social security number) is correct and that the investor is not otherwise subject to backup withholding.

     Nonresident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% (or lower treaty rate) on distributions from ordinary income and from the excess of net short-term capital gain over net long-term capital loss. Distributions to such shareholders from the excess of net long-term capital gain over net short-term capital loss and any amount treated as gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. taxation, provided that the shareholder has certified nonresident alien status. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States or is present in the United States for specified periods of time during a taxable year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

     The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders, and is not intended as tax advice or to address a shareholder's particular circumstances. This discussion does not address non-federal tax consequences, or the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. For further information, reference should be made to the pertinent sections of the Code and the regulations promulgated thereunder, which are subject to change by legislative, judicial, or administrative action, either prospectively or retroactively. Investors are urged to consult their tax advisors regarding specific questions as to federal, state, local, or foreign taxes. The Fund does not provide any guarantee regarding the tax consequences of investing in the Fund.
--------------------------------------------------------------------------------
                             DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
     The Fund is a corporation organized under Maryland law. The Fund's Board of Directors is responsible for the overall management and supervision of its affairs.

     The Fund currently has one class of shares of common stock, of which 1,000,000,000 shares have been authorized. Each such share has equal voting, dividend, distribution and liquidation rights. Fractional shares may be voted in proportion to the amount of the Fund's net asset value that they represent. Shares have no preemptive or conversion rights and are freely transferable. When issued and outstanding, the shares are fully paid and nonassessable by the Fund. Although there is no current intent to do so, the Board of Directors has the ability to classify and reclassify unissued shares, and could authorize issuance of a new class of shares pursuant to this authority, consistent with the requirements of the 1940 Act. Shares of the Fund will be issued in uncertificated form.

     The Fund's Articles of Incorporation generally may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"). The Fund will continue indefinitely.

Anti-Takeover Provisions
     The Fund has certain anti-takeover provisions in its Articles of Incorporation that are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions, or to modify the Fund's structure.

     The affirmative vote or consent of the holders of two-thirds of each class, voting separately, of the Fund's capital stock outstanding and entitled to vote on the matter (a greater vote than that required by the 1940 Act), is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. However, if two-thirds of the Board of Directors recommends conversion, the approval by vote of the holders of a majority of the outstanding shares entitled to vote on the matter will be sufficient. This provision of the Fund's Articles of Incorporation may not be amended without the affirmative vote or consent of two-thirds of the Fund's outstanding shares of capital stock.

     The affirmative vote or consent of the holders of at least three-fourths of each class of the Fund's shares of capital stock outstanding and entitled to vote on the matter, voting separately, is required to approve any of the following Fund transactions (the "Transactions"):

   (a) merger, consolidation, or statutory share exchange with or into any person;

   (b) issuance of any Fund securities to any person for cash, securities, or other property having a fair market value of $1,000,000 or more, except for issuance or transfers of debt securities, sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan, issuance of securities on the exercise of any stock subscription rights distributed by the Fund, and portfolio transactions effected in the ordinary course of business;

   (c) sale, lease, exchange, mortgage, pledge, transfer, or other disposition by the Fund of any assets having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions conducted in the ordinary course of business;

   (d) voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

   (e) unless federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under Maryland or federal law.

     In addition, in the case of a Transaction listed in (a), (b) or (c) above, the affirmative vote or consent of the holders of at least two-thirds of each class of the Fund's shares of capital stock outstanding and entitled to vote on the matter, voting separately, excluding votes entitled to be cast by the person (or an affiliate of the person) who is a party to the Transaction with the Fund, is required.

     However, the shareholder votes mentioned above will not be required with respect to any Transaction (other than those set forth in (e) above) approved by a vote of three-fourths of the Directors who do not have an interest in the Transaction, including a majority of the Continuing Directors (as defined in the Articles of Incorporation) who do not have an interest in the Transaction and who are not "interested Directors," as that term is defined in the 1940 Act. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of the shares of capital stock of the Fund outstanding and entitled to vote on the matter, voting together as a single class, is required.

     The provisions of the Fund's Articles of Incorporation described in this section relating to approval of Transactions may not be amended without the affirmative vote or consent of three-fourths of the Fund's outstanding shares of capital stock. For the full text of these provisions, see the Articles of Incorporation on file with the Securities and Exchange Commission.

     The provisions described in this section will make it more difficult to convert the Fund to an open-end investment company and to consummate the Transactions without the approval of the Board of Directors. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices (in the event that a secondary market for the Fund shares develops) by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Directors has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid to shareholders.

--------------------------------------------------------------------------------
                            REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund will send semi-annual and annual reports to its shareholders. These reports will include financial statements audited by the Fund's independent certified public accountants. The Fund will provide shareholders with information necessary to prepare federal and state tax returns shortly after the end of each calendar year.

     The Fund will describe the Repurchase Policy in its annual report to shareholders. The annual report also will disclose the number of Repurchase Offers conducted each year, the amount of each Repurchase Offer, the amount tendered each month, and the extent to which the Fund repurchased shares in an Oversubscribed Repurchase Offer.

--------------------------------------------------------------------------------
                      APPENDIX A--DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------
Moody's Long-Term Debt Ratings
     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together, with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
                        APPENDIX B--SAMPLE NOTIFICATION
--------------------------------------------------------------------------------

                     CypressTree Senior Floating Rate Fund



                        NOTIFICATION OF REPURCHASE OFFER

                               [March 20, 1998]



 Repurchase Offer and Amount

     The Fund is offering to repurchase 10% of its outstanding shares.


     Repurchase Request Deadline


     Shareholders who wish to tender shares for this month's Repurchase Offer should tender their shares in accordance with the procedures described below in "Procedures for Tendering Shares" so that the Fund receives tenders by the close of business on [March 31, 1998].



     Repurchase Pricing Date


     The Fund will determine the net asset value of its shares for purposes of paying tendering shareholders after the close of business on [March 31, 1998]. For a detailed description of how the Fund calculates net asset value, see the
Fund's prospectus dated          .



     Repurchase Payment Deadline


     The Fund expects to distribute payment for shares accepted in the Repurchase Offer on [April 1, 1998]; in any event, the Fund will pay repurchase proceeds by [April 7, 1998].



     Procedures for Tendering Shares

     Shareholders who wish to tender shares for repurchase in this month's Repurchase Offer should notify the Fund or an Authorized Intermediary by telephone or in writing of the number of shares they wish to tender. A Repurchase Request form is attached for your convenience. The Repurchase Request should be signed and dated. Shareholders may return the Repurchase Request in the enclosed envelope to CypressTree Senior Floating Rate Fund, 125 High Street, Boston, Massachusetts 02110. Shareholders also may fax completed
Repurchase Requests to (617)            . All requests must be received by the
Fund or an Authorized Intermediary by 4:00 p.m. on [March 31, 1998].


     Procedures for Withdrawing or Modifying Repurchase Requests


     Shareholders who wish to withdraw or modify their Repurchase Requests may do so by the Repurchase Request Deadline by notifying the Fund or an Authorized Intermediary of this intention. There is no required form for withdrawing or modifying Repurchase Requests. If writing to the Fund, shareholders should indicate their name, taxpayer I.D. number, date of original Repurchase Request, amount of original Repurchase Request, and amount of revised Repurchase Request, and should sign and date the withdrawal or modification. Written requests for withdrawal or modification should be sent to CypressTree Senior Floating Rate Fund, 125 High Street, Boston, Massachusetts 02110, or by fax to
(617) . All requests for withdrawal or modifications must be received by the Fund or an Authorized Intermediary by 4:00 p.m. on [March 31, 1998].



     No Repurchase Fees

     The Fund will not charge tendering shareholders any repurchase fees.


     Possible Pro Rata Allocation


     In the event that shareholders tender for repurchase shares representing more than 10% of the Fund's total shares outstanding on the Repurchase Request Deadline, the Fund may repurchase an additional [2%] of the shares outstanding on the Repurchase Request Deadline.

     If the Fund determines not to repurchase the additional [2%], or if shareholders tender an amount exceeding [12%] of the Fund's total shares outstanding, the Fund will repurchase the shares tendered on a pro rata basis. However, the Fund may determine to alter these procedures in two situations:


   (a) the Fund may accept all shares tendered by persons who own in the aggregate not more than 100 shares before prorating shares tendered by others; or

   (b) the Fund may accept by lot shares tendered by shareholders who tender all stock held by them and who, when tendering, elect to have either all or none (or at least a minimum amount or none) accepted; however, the Fund first will accept all shares tendered by shareholders who do not make this election.

     In the event of an oversubscribed Repurchase Offer, shareholders who wish to participate in this month's Repurchase Offer may be unable to liquidate some or all of their investment at net asset value. A shareholder may have to wait until a later month to tender shares that the Fund is unable to repurchase, and would be subject to the risk of net asset value fluctuations during this time period.

     Possible Suspension or Postponement of Repurchase Offer
     The Fund may suspend or withdraw the Repurchase Offer by vote of a majority of the Fund's Board of Directors, including a majority of its independent Directors. The Fund may suspend or postpone the Repurchase Offer only in the following limited circumstances:

   (a) if the Repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

   (b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

   (c) for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders;

     Shareholders will be notified if the Fund suspends or postpones the Repurchase Offer. If the Fund renews the Repurchase Offer after a suspension or postponement, shareholders will be sent a new Notification of Repurchase Offer.


     Net Asset Value

     On [March 20, 1998], the net asset value of the Fund's shares was [$10.00]. The Fund's shares are not traded on any organized market.

     To determine the net asset value of the Fund's shares on any date up to and including the Repurchase Request Deadline, shareholders should call (800)
       .

--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                    THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Fund  ................................................     1
Investment Restrictions and Fundamental Policies .........     1
Repurchase Offer Fundamental Policy  .....................     2
Management   .............................................     3
Advisory, Administration and Distribution Services  ......     5
Portfolio Transactions   .................................     6
Custodian ................................................     7
Transfer Agent  ..........................................     7
Liquidity Requirements   .................................     7
Taxes  ...................................................     8
Performance Information  .................................     8
Indemnification ..........................................     9
Auditors and Financial Statements ........................     9
Other Information  .......................................     9

CypressTree Senior Floating Rate Fund


PROSPECTUS

[Date]


INVESTMENT ADVISER
CypressTree Asset Management Corporation, Inc.
125 High Street
Boston, Massachusetts 02110


INVESTMENT SUBADVISER
CypressTree Investment Management Company, Inc.

125 High Street
Boston, Massachusetts 02110


ADMINISTRATOR

CypressTree Asset Management Corporation, Inc.

125 High Street
Boston, Massachusetts 02110


DISTRIBUTOR
CypressTree Funds Distributors, Inc.

286 Congress Street
Boston, Massachusetts 02210

                Subject to Completion, dated December 24, 1997






                                  STATEMENT OF
                             ADDITIONAL INFORMATION



                                    [Date]




                  CypressTree Senior Floating Rate Fund, Inc.
                                125 High Street
                          Boston, Massachusetts 02110
                                  617 946-0600










     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OR CYPRESSTREE SENIOR FLOATING RATE FUND, INC. (THE "FUND") DATED AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND'S DISTRIBUTOR, CYPRESSTREE FUNDS DISTRIBUTIONS, INC. AT -------------- .

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation or offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                    THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Fund  ................................................     1
Investment Restrictions and Fundamental Policies .........     1
Repurchase Offer Fundamental Policy  .....................     2
Management   .............................................     3
Advisory, Administration and Distribution Services  ......     5
Portfolio Transactions   .................................     6
Custodian ................................................     7
Transfer Agent  ..........................................     7
Liquidity Requirements   .................................     7
Taxes  ...................................................     8
Performance Information  .................................     8
Indemnification ..........................................     9
Auditors and Financial Statements ........................     9
Other Information  .......................................     9

--------------------------------------------------------------------------------
                                    THE FUND
--------------------------------------------------------------------------------

     CypressTree Senior Floating Rate Fund, Inc. (the "Fund") is a newly organized, closed-end, non-diversified management investment company that continuously offers its shares to the public. The Fund will conduct monthly repurchase offers for its shares. The Fund's principal office is located at 125 High Street, Boston, Massachusetts 02110. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus.



--------------------------------------------------------------------------------
                INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
     The following fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority" for this purpose means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting, or (b) more than 50% of the shares of the Fund. The Fund may not:

   (a) Borrow money or issue senior securities, except as permitted by the 1940 Act;

   (b) Invest more than 25% of the Fund's total assets (taken at current value) in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone industries being treated as separate industries for the purpose of this restriction); provided that (i) there is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies and (ii) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

   (c) Make loans to other persons, except that the Fund may (i) acquire Loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities;

   (d) Underwrite securities issued by other persons, except insofar as it may be deemed technically to be an underwriter under the Securities Act of 1933 in selling or disposing of an investment;

   (e) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loans, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

   (f) Purchase or sell real estate, although it may purchase and sell securities secured by interests in real estate and securities of issuers that invest or deal in real estate provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

   (g) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

     The Fund has adopted the following nonfundamental investment policies which may be changed by the Fund's Board of Directors without shareholder approval. As a matter of nonfundamental policy, the Fund may not:


   (a) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and in any event only to the extent that no more than 5% of its net assets are committed to short sales;


   (b) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;


   (c) invest more than 10% of its total assets (taken at current value) in the securities of issuers that, together with any predecessors, have a record of less than three years continuous operation, except U.S. Government securities, securities of issuers that are rated at least "A" by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities; or

     (d) invest more than 10% of its total assets in Loans of any single
Borrower.

     For the purpose of fundamental policies (a) and (e) and nonfundamental investment policy (a), the Fund's arrangements (including escrow, margin and collateral arrangements) with respect to transactions in all types of options and futures contract transactions shall not be considered to be (a) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (b) a pledge of the Fund's assets, (c) the purchase of a security on margin, or (d) a short sale or position.


     The Fund has no present intention of engaging in options or futures transactions or in short sales, or of issuing preferred shares.


     For the purpose of fundamental policy (b), the Fund will consider all relevant factors in determining who is the issuer of the Loan, including the Borrower's credit quality, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of an interpositioned person was deemed material to the decision to purchase the Loan, the interest rate environment, and general economic conditions applicable to the Borrower and an interpositioned person.

     Notwithstanding the Fund's investment policies and restrictions, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective policies and restrictions as the Fund. This could allow creation of a "master/feeder" structure in the future, although the Fund has no current intention to restructure in this manner.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------
                      REPURCHASE OFFER FUNDAMENTAL POLICY
--------------------------------------------------------------------------------
     On July 23, 1997, the Board of Directors adopted a resolution setting forth the Fund's fundamental policy that it will conduct monthly Repurchase Offers (the "Repurchase Offer Fundamental Policy").

     The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one month and provides that the Fund shall conduct a Repurchase Offer each month (unless suspended or postponed in accordance with regulatory requirements). Each repurchase will occur on the last business day of the month. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur on the Repurchase Date (with pricing to occur after the close of the New York Stock Exchange on that day).

     The Repurchase Offer Fundamental Policy only may be changed by a majority vote of the Fund's outstanding voting securities. In accordance with the requirements of the 1940 Act a "majority of the Fund's outstanding voting securities" means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or special meeting of the Fund's shareholders, if the holders of more than 50 percent of the Fund's outstanding securities are present or represented by proxy; or (b) the vote of more than 50 percent of the Fund's outstanding voting securities.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------
     The Fund's Directors and officers and their business backgrounds are listed below. Those Directors and officers who, as defined in the 1940 Act, are "interested persons" of the Fund. CAM, CypressTree, or Cypress by virtue of their affiliation with any one or more of the Fund, CAM, CypressTree, or Cypress, are indicated by an asterisk (*) ("Interested Persons").


Directors and Officers of the Fund


                          Year of
    Name and Address      Birth           Position Held                       Business Background
    ----------------      -----           -------------                       -------------------
Bradford K. Gallagher*     1944    Director; President         President, Cypress Holding Company (10/95-
125 High Street                                                present); President, CypressTree Asset
Boston, MA 02110                                               Management Corp. (8/96-present);
                                                               President, CypressTree Investments, Inc. (12/96-
                                                               present); President, CypressTree Investment
                                                               Management Co. (8/96-present); President,
                                                               CypressTree Funds Distributors, Inc. (3/97-
                                                               present); Trustee, North American Funds (    -
                                                               present); President, Allmerica Financial Services
                                                               (4/90-9/95); Member of Operating Committee
                                                               and Founder/President of Fidelity Investments
                                                               Institutional Services Co. (1/81-3/90)

William F. Achtmeyer       1955    Director                    President and Chief Executive Officer, The
200 State Street                                               Parthenon Group (8/91-present); Trustee, North
Boston, MA 02109                                               American Funds (    -present); Director, Bain
                                                               & Company (9/77-6/96)

William F. Devin           1938    Director                    Vice Chairman, Boston Stock Exchange (10/90-
One Boston Place                                               present); Trustee, North American Funds (    -
Boston, MA 02108                                               present); Executive Vice President, Fidelity
                                                               Capital Markets Co. (12/66-12/96)

Kenneth J. Lavery          1949    Director                    Vice President, Massachusetts Capital Resource
420 Boylston Street                                            Company (5/82-present); Trustee, North
Boston, MA 02116                                               American Funds (    -present);

Jeffrey S. Garner*         1956    Executive Vice President;   Vice President, Cypress Holding Company
125 High Street                    Portfolio Manager           (8/96-present); Executive Vice President and
Boston, MA 02110                                               Chief Investment Officer, CypressTree
                                                               Investment Management Co. (8/96-present);
                                                               Vice President, CypressTree Funds Distributors,
                                                               Inc. (3/97-present); Vice President, Eaton Vance
                                                               Management (1/88-7/96)
Joseph T. Grause, Jr.*     1952    Executive Vice President    Vice President, Cypress Holding Company
286 Congress Street                                            (1/96-present); General Manager Sales &
Boston, MA 02210                                               Marketing, First Data Investor Services Group
                                                               (5/93-11/95); Senior Vice President, Fidelity
                                                               Investments (6/76-5/93)
Peter K. Merrill*          1961    Vice President              Vice President, CypressTree Investment
125 High Street                                                Management Co. (6/97- present); Managing
Boston, MA 02110                                               director, BankBoston Corp. (7/88-5/97)

Philip C. Robbins*         1967    Assistant Vice President    Assistant Vice President, CypressTree
125 High Street                                                Investment Management Co. (9/96-present);
Boston, MA 02110                                               Associate, Eaton Vance Management (9/91-8/96)


                                       3



                       Year of
  Name and Address     Birth          Position Held                        Business Background
  ----------------     -----          -------------                        -------------------
Joseph A. Germain*      1969    Assistant Vice President   Associate, CypressTree Investment Management
125 High Street                                            Co. (2/97-present); Supervisor, Investors Bank
Boston, MA 02110                                           & Trust Co. (3/94-1/97)

Paul F. Foley*          1963    Treasurer                  Vice President, Cypress Holding Company
125 High Street                                            (7/96-present); Financial Analyst. Fleet Financial
Boston, MA 02110                                           Group (6/95-7/96); Financial Analyst, Allmerica
                                                           Financial Services (4/87-6/95)

John I. Fitzgerald*     1948    Secretary                  Secretary and Counsel, Cypress Holding
125 High Street                                            Company (4/97-present); Executive Vice
Boston, MA 02110                                           President-Legal Affairs. Boston Stock Exchange
                                                           (6/93-3/97); Vice President and General Counsel,
                                                           Fechtor, Detwiler & Co. (6/91-6/93); Senior Vice
                                                           President and Chief Legal Officer, Fidelity
                                                           Brokerage Services, Inc. (4/82-3/91)



     Messrs. Devin (Chairman) and Lavery and Achtmeyer are members of the Administration Committee of the Board of Directors. The Administration Committee makes recommendations to the Directors regarding the selection of the independent certified public accountants, and reviews with the accountants and the Fund Treasurer accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the Custodian and Transfer Agent.


Executive Compensation

     The Fund pays the fees and expenses of those Directors who are not Interested Persons (the "noninterested Directors"). The Directors who are Interested Persons receive no compensation from the Fund. Noninterested Directors receive $750 per quarter for each quarter during which the Director serves, plus $750 for each meeting attended in person and $200 for each telephone meeting. For the period from the start of business, , 1998, to December 31, 1998, it is estimated that the Directors will earn the following compensation in their capacities as Directors:



                                           TOTAL COMPENSATION
                           AGGREGATE       FROM FUND AND FUND
                          COMPENSATION      COMPLEX PAID TO
         NAME              FROM FUND           DIRECTORS
-----------------------   --------------   -------------------
Bradford K. Gallagher         $    0             $    0
William F. Achtmeyer          $3,250             $3,250
William F. Devin              $3,250             $3,250
Kenneth J. Lavery             $3,250             $3,250

Election of Directors
     As permitted by Maryland law, there normally will be no meetings of Fund shareholders for the purpose of electing Directors in any year in which no such election is required under the 1940 Act. Under the 1940 Act, an annual meeting to elect Directors only is required when less than a majority of the Directors holding office have been elected by shareholders. If a meeting is required, the Directors then in office will call a shareholders' meeting for the election of Directors. If no meeting is required, the Directors will continue to hold office and may appoint successor Directors. The shares of the Fund do not provide for cumulative voting. As a result, the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in this event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Directors.

     Under the Fund's Articles of Incorporation, no person may serve as a Director if shareholders holding seventy-five percent (75%) of shares entitled to vote on the matter have removed him or her from office.

Control Persons and Principal Holders of Shares
     As of the date of this Prospectus, CypressTree owns 100% of the issued and outstanding shares of Shares of the Fund and, until the Fund completes the public offering of its Shares, CypressTree will be deemed to control the Fund under the 1940 Act. See also "Advisory, Administration and Distribution Services."

--------------------------------------------------------------------------------
               ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES
--------------------------------------------------------------------------------

     CAM is the Fund's investment adviser and administrator under an investment advisory agreement ("Advisory Agreement") and an administration agreement (the "Administration Agreement") between CAM and this Fund. CAM is a Delaware corporation founded in 1996, and is a general investment advisory firm. The Directors of CAM are Bradford K. Gallagher and J. Christopher Clifford.

     CypressTree serves as the Fund's subadviser under an investment subadvisory agreement (the "Subadvisory Agreement") between CAM and CypressTree. CypressTree is a Delaware corporation founded in August, 1996, and is engaged in the business of providing investment advisory and other services to institutional, offshore, and other clients with respect to portfolios consisting primarily of Loans. Currently, CypressTree has over $650 million assets under management. The directors of CypressTree are Bradford K. Gallagher and J. Christopher Clifford.

     CAM is an affiliate of and CypressTree is a wholly-owned subsidiary of Cypress Holding Company ("Cypress"). Cypress is a Delaware corporation founded in 1995, and is an integrated investment management firm. The Directors of Cypress are Bradford K. Gallagher and J. Christopher Clifford. The largest shareholders of Cypress are Mr. Gallagher (approximately 15%) and Berkshire Fund IV L.P., an investment partnership (approximately 56%). The remaining stock of Cypress is owned by Cypress employees.

     In ---------- , 1997, CAM and other certain affiliates of Cypress acquired from NASL Financial Services, Inc. ("NASL Financial") that portion of NASL Financial's business related to acting as investment adviser and distributor of the North American Funds, an open-end investment company offering shares in thirteen different portfolios. The North American Funds currently have $------
 in assets. CAM serves as investment adviser to the North American Funds.

     The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by CAM under the Advisory Agreement and the Administration Agreement by CypressTree under the Subadvisory Agreement, or by Distributors under its Distribution Agreement. These costs and expenses may include (without limitation): expenses of acquiring, holding and disposing of securities and other investments, including brokerage commissions; shareholder servicing expenses; investment advisory and administration fees; custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; expenses of conducting repurchase offers; fees and expenses of registering under the securities laws, and other governmental fees; expenses of reports to shareholders and investors, proxy statements and other expenses of shareholders' or investors' meetings; compensation and expenses of Directors not affiliated with CAM, CypressTree or Cypress; interest, taxes and corporate fees; legal and accounting expenses; printing and mailing expenses; insurance premiums; expenses incurred in connection with litigation in which the Fund is a party and any legal obligation to indemnify its officers and Directors with respect to litigation; membership dues in investment company organizations; communications equipment expenses; and any nonrecurring or extra-ordinary expenses.

     The Advisory Agreement, Subadvisory Agreement, and Administration Agreement each will remain in effect until ---------- , 199 . The Advisory Agreement may be continued from year to year after ---------- so long as the continuance is approved at least annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or CAM cast in person at a meeting specifically called for the purpose of voting on such approval; and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. The Advisory Agreement will terminate automatically in the event of its assignment. The Subadvisory Agreement may be continued from year to year after ---------- so long as the continuance is approved at least annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or CypressTree cast in person at a meeting specifically called for the purpose of voting on such approval; and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. The Subadvisory Agreement will terminate automatically in the event of its assignment. The Administration Agreement may be continued from year to year after ----------
 so long as the continuance is approved annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or CAM cast in person at a meeting specifically called for the purpose of voting or such approval; and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days' notice by the Directors or CAM or CypressTree, as applicable, or by the vote of the majority of the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of CAM or CypressTree, as applicable, CAM or CypressTree, as applicable, will not be liable to the Fund for any loss incurred.

     CAM will receive fees under the Advisory Agreement and the Administration Agreement. For a description of the compensation that the Fund pays CAM under the Advisory Agreement and Administration Agreement, see the Fund's current Prospectus.

     CAM has agreed to reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.50% of average daily net assets. If CAM had not agreed to reimburse these expenses, estimated Fund expenses would be: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of 0.00%, and other expenses of 0.30%; and total annual expenses of 1.55%.




--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     Subject to policies established by the Board of Directors of the Fund and oversight by CAM, CypressTree is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, CypressTree seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While CypressTree generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund will purchase Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase Loans from these financial institutions, CypressTree may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase Loans which they have sold, they may act as principal or on an agency basis in connection with the Fund's disposition of Loans. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities.

     Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. These dealers attempt to profit from transactions by buying at the bid price and selling at the higher asked price in the market for the obligations (the difference between the bid and asked price customarily is referred to as the "spread"). The Fund also may purchase fixed-income and other securities from underwriters, the cost of which may include fees and concessions to the underwriters.

     It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. In executing all transactions, CypressTree seeks to obtain the best results for the Fund. For the period from the start of
business,              , 1998, to the date of this Statement of Additional
Information, the Fund has paid no brokerage commissions.

     Consistent with the interests of the Fund, CypressTree may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to CypressTree for its use in managing the Fund and its other advisory accounts. Such services may include (a) furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and (b) effecting securities transactions and performing functions incidental to those securities transactions (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by CypressTree under the Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that CypressTree determines in good faith that such commission is reasonable in relation to the value of the services, in terms either of that particular transaction or the overall responsibility of CypressTree to the Fund and its other clients. In reaching this determination, CypressTree will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services. The receipt of this research will not reduce CypressTree's normal independent research activities. However, it enables CypressTree to avoid the additional expenses that could be incurred if CypressTree tried to develop comparable information through its own efforts.


     The Fund will not purchase securities from its affiliates in principal transactions.

     CypressTree is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Cypress funds to the extent permitted by law.

     CypressTree may allocate brokerage transactions to broker-dealers that have entered into arrangements with CypressTree under which the broker-dealer allocates a portion of the commission paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. However, the transaction quality must be comparable to those of other qualified broker-dealers.

     The frequency of portfolio purchases and sales (known as the "turnover rate") will vary from year to year. It is anticipated that the Fund's turnover rate will be between 50% and 100%. The Fund's portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when CypressTree deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever CypressTree believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves corresponding greater brokerage commissions and other transaction costs that the Fund will bear directly.

     If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by CypressTree are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by CypressTree, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure would have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


--------------------------------------------------------------------------------
                                   CUSTODIAN
--------------------------------------------------------------------------------

     --------------------- (the "Custodian"), acts as custodian for the Fund. Its principal business address is --------------------- . The Custodian has custody of all the Fund's assets, maintains the Fund's general ledger, and computes the daily net asset value of Fund shares. The Custodian attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds, and performs various other ministerial duties on receipt of proper instructions from the Fund. The Custodian charges custody fees based on -- percent of Fund assets. These fees are competitive within the industry.

     CAM, CypressTree, and their affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's Custodian. It is the opinion of CAM and CypressTree that the terms and conditions of these transactions were not and will not be influenced by existing or potential custodian or other relationships between the Fund and these banks.


--------------------------------------------------------------------------------
                                 TRANSFER AGENT
--------------------------------------------------------------------------------

     --------------------- serves as transfer and dividend paying agent and as registrar. Its principal business address is --------------------- .


--------------------------------------------------------------------------------
                             LIQUIDITY REQUIREMENTS
--------------------------------------------------------------------------------

     From the time that the Fund sends a Notification to shareholders until the Repurchase Date, the Fund will maintain a percentage of the Fund's assets equal to at least 100 percent of the Repurchase Offer Amount either in: (a) assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within a period equal to the period between the Repurchase Date and the next Repurchase Payment Deadline; or (b) assets that mature by the next Repurchase Payment Deadline.

     In the event that the Fund's assets fail to comply with the requirements in the preceding paragraph, the Board shall cause the Fund to take such action as the Board deems appropriate to ensure compliance.



     In supervising the Fund's operations and the actions of CAM and CypressTree, the Board has adopted written procedures (the "Liquidity Procedures") reasonably designed, taking into account current market conditions and the Fund's investment objectives, to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer Fundamental Policy and with the liquidity requirements described above.



     From time to time, the Board reviews the Fund's portfolio composition and makes and approves such changes to the Liquidity Procedures as the Board deems necessary.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

     For a discussion of federal tax issues affecting shareholders in the Fund please see "Taxes" in the Prospectus.

     The Fund intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code (the "Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net ordinary investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (a) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and certain other related income; and (b) the Fund must diversify its investments so that at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets are represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of that issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     Provided that the Fund satisfies the above requirements, it will not be subject to federal income tax on that part of its investment company taxable income and the excess of net long-term capital gain over net short-term capital loss that it distributes to shareholders.

     The Fund will be subject to a nondeductible 4% federal excise tax to the extent that it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund will be subject to the excise tax only on the amount by which it does not meet the foregoing distribution requirements.

     The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. The Fund will limit its activity in this regard in order to enable it to maintain its qualification as a RIC.

     Certain Fund investments may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of the original issue discount and may elect to include in income each year a portion of the market discount. The Fund may have to dispose of investments that it otherwise would have continued to hold in order to provide cash to satisfy its distribution requirements with respect to such income.

     Gains or losses (a) from the disposition of foreign currencies, (b) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (c) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of investment company taxable income available to the Fund for distribution to its shareholders.

     The Fund may be subject to foreign withholding or other taxes with respect to income on certain loans to foreign Borrowers. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. However, to the extent that foreign taxes are imposed, the taxes would reduce the yield on the Loans. Because not more than 50% of the value of the Fund's total assets at the close of any taxable year will consist of Loans to foreign borrowers, the Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Fund, with the result that shareholders will not be entitled to take any foreign tax credits or deductions for foreign taxes paid by the Fund. However, the Fund may deduct foreign taxes in calculating its distributable income.

--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund may provide information about CAM, CypressTree, their affiliates and other related funds in sales material or advertisements provided to investors or prospective investors. Sales material or advertisements also may provide information on the use of investment professionals by investors. For further information, see "Performance Information" in the Fund's Prospectus.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate. When redeemed, shares may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                                INDEMNIFICATION
--------------------------------------------------------------------------------

     The Fund will indemnify each Director and officer of the Fund to the fullest extent permitted by the Maryland law, subject to the requirements of the 1940 Act. The Fund will indemnify and advance expenses to its officers to the same extent as its Directors and to any further extent as is consistent with law.

     To the fullest extent permitted by Maryland law no Director or officer may be personally liable to the Fund or its shareholders for monetary damages (subject to the requirements of the 1940 Act). This provision in the Fund's Articles of Incorporation may not be amended to limit or eliminate the benefits provided to Directors and officers in connection with any act or omission occurring before the amendment. This provision applies to events occurring at the time a person serves as a Director or officer, whether or not that person is a Director or officer at the time of any proceeding in which liability is asserted.

     Under the Fund's By-Laws, no Director, officer or employee will be indemnified for any liabilities or expenses arising by reason of "disabling conduct," whether or not there is an adjudication of liability. "Disabling conduct" means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. Whether liability arises from disabling conduct may be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body that the person to be indemnified was not eligible for indemnity because the liability arose by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based on a review of the facts, that the person is not eligible for indemnity because the liability arose by reason of disabling conduct (i) by the vote of a majority of a quorum of disinterested Directors;
(ii) by independent legal counsel in a written opinion if a quorum of disinterested Directors so direct or if such a quorum is not obtainable; (iii) by majority vote of the Fund's shareholders; or (iv) by any other reasonable and fair means. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

     No person who is or was a Director shall be indemnified under the Fund's By-Laws for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of the Director was material to the matter giving rise to the threatened or actual claim and that act or omission constituted disabling conduct. The Fund may pay any liabilities or expenses in advance of the final disposition of the claim as authorized by the Directors in the specific case: (a) on receipt of a written affirmation by the indemnitee of his or her good faith belief that his or her conduct met the standard of conduct necessary for indemnification; (b) on receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it is ultimately determined that that person is entitled to indemnification; and (c) provided that (i) the indemnitee provides security for that undertaking, or (ii) the Fund is insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of disinterested Directors, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Any such determination will not prevent the recovery from any indemnitee of any amount advanced to that person as indemnification if that person is subsequently determined not to be entitled to indemnification. The indemnification provided by the By-Laws is not exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of shareholders, or otherwise. The By-Laws do not authorize indemnification inconsistent with the 1940 Act or the 1933 Act.

--------------------------------------------------------------------------------
                       AUDITORS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                   are the independent accountants for the
Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

   [financial statements to be filed by amendment]

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

     The Fund's Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The complete Registration Statement also is available on the Commission's website (http:\\www.sec.gov).

CypressTree Senior Floating Rate Fund, Inc.


STATEMENT OF ADDITIONAL INFORMATION
[Date]


INVESTMENT ADVISER

CypressTree Asset Management Corporation, Inc.
125 High Street
Boston, Massachusetts 02110


SUB-ADVISER
CypressTree Investment Management Company, Inc.
125 High Street
Boston, Massachusetts 02110



ADMINISTRATOR

CypressTree Asset Management Corporation, Inc.
125 High Street
Boston, Massachusetts 02110



DISTRIBUTOR
CypressTree Funds Distributors, Inc.

286 Congress Street
Boston, Massachusetts 02210

--------------------------------------------------------------------------------
                                    PART C
--------------------------------------------------------------------------------

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (1) FINANCIAL STATEMENTS:

       INCLUDED IN PART A: None.

       INCLUDED IN PART B: Report of Independent Accountants*
                           Statement of Assets and Liabilities*

(2) EXHIBITS:




(a)(1)     Articles of Incorporation*
(b)        By-Laws
(c)        Not applicable
(d)        Not applicable
(e)        Dividend Reinvestment Plan*
(f)        Not applicable
(g)(1)     Form of Advisory Agreement
(g)(2)     Form of Sub Advisory Agreement
(h)        Form of Distribution Agreement
(i)        Not applicable
(j)        Custodial Agreement dated *
(k)        Form of Administration Agreement
(l)        Opinion and Consent of Counsel*
(m)        Not applicable
(n)        Consent of Independent Auditors*
(o)        Not applicable
(p)        Fund Application dated ------------ *
(q)        Not Applicable
(r)        Financial Data Schedule*
(z)(1)     Power of Attorney of Bradford K.
           Gallagher**
(z)(2)     Power of Attorney of William F. Devin**
(z)(3)     Power of Attorney of William F.
           Achtmeyer**
(z)(4)     Power of Attorney of Kenneth J. Lavery**


*To be filed by amendment
**Previously filed


ITEM 25. MARKETING ARRANGEMENTS

     Not Applicable.


ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses incurred in connection with the offerings of Registrant:


     Registration fees ..........................................    $303.03
     National Association of Securities Dealers, Inc. fees ......          *
     Printing and engraving expenses  ...........................          *
     Fees and expenses of qualification under state securities
      laws (excluding fees of counsel)   ........................          *
     Accounting fees and expenses  ..............................          *
     Legal fees and expenses ....................................          *


*To be supplied by amendment


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Until such time as the Registrant completes the public offering of its shares, CypressTree Investment Management Company ("CypressTree") will be a control person of the Registrant. CypressTree is a wholly-owned subsidiary of Cypress Holding Company, Inc. ("Cypress"), a Delaware corporation which is controlled by its management and by Berkshire Fund IV, L.P. Berkshire Fund IV, L.P., a Massachusetts Investment Partnership, is sponsored by Berkshire Partners, L.L.C., a private equity investor based in Boston; the general partner of Berkshire Fund IV, L.P. is Berkshire Investors, L.L.C.



ITEM 28. NUMBER OF HOLDERS OF SECURITIES


     TITLE OF CLASS           NUMBER OF RECORD HOLDERS
     Common Stock                        1

ITEM 29. INDEMNIFICATION

     The Registrant's Articles of Incorporation and By-Laws contain provisions limiting the liability, and providing for indemnification, of the Directors and officers under certain circumstances. Article IX of the Fund's Articles of Incorporation, filed as Exhibit a to this Registration Statement, and Article VIII of the Fund's By-Laws, filed as Exhibit b to this Registration Statement, provide that the Fund shall indemnify its present and past Directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act). Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Fund to indemnify its Directors unless it is established that the act or omission of the Director was material to the matter giving rise to the preceding, and (a) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the Director actually received an improper personal benefit in money, property or services or; or (c) in the case of any criminal proceeding, the Director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred by the Director in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 2-418(j)(2) of the Maryland Code, the Fund is permitted to indemnify its officers, employees and agents to the same extent as its Directors. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any Director or officer of the Fund against any liability to the Fund or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Refer to the information set forth under the captions "Management of the Fund" in the Prospectus and "Advisory, Administrative and Distribution Services" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which summary is incorporated herein by reference.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS


     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the possession and custody of the
Registrant's custodian,                      , and its transfer agent,
                         , with the exception of certain corporate documents
and portfolio trading documents which are in the possession and custody of CypressTree, 125 High Street, Boston, Massachusetts. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Cypress Holding Company and CypressTree.



ITEM 32. MANAGEMENT SERVICES


     None.



ITEM 33. UNDERTAKINGS

     The undersigned registrant hereby undertakes:

(1) To suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

    (1) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

    (2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

    (3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b) that, for the purpose of determining any liability under the 1993 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(3) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

--------------------------------------------------------------------------------
                                  SIGNATURES
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 23rd day of December, 1997.


                                 CypressTree Floating Income

                                 Fund, Inc.


                                 By:


                                 /s/ Bradford K. Gallagher*
                                 ------------------------------------
                                 Bradford K. Gallagher
                                 President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




         SIGNATURE                 TITLE                    DATE
         ---------                 -----                    ----
/s/ Bradford K. Gallagher*    Director;
-------------------------     Chief Executive Officer     December 23, 1997
Bradford K. Gallagher


/s/ William F. Devin*
-------------------------     Director                    December 23, 1997
William F. Devin


/s/ William F. Achtmeyer*
-------------------------     Director                    December 23, 1997
William F. Achtmeyer


/s/ Kenneth J. Lavery*
-------------------------     Director                    December 23, 1997
Kenneth J. Lavery


/s/ Paul F. Foley*            Principal Financial and
-------------------------     Accounting Officer          December 23, 1997
Paul F. Foley



  *BY /s/ John I. Fitzgerald, Attorney-in-Fact (pursuant to Power of Attorney filed as an exhibit to this Registration Statement)

--------------------------------------------------------------------------------
                                 EXHIBIT INDEX
--------------------------------------------------------------------------------


EXHIBITS            DESCRIPTION
(b)          By-Laws
(g)(1)       Form of Advisory Agreement
(g)(2)       Form of Subadvisory Agreement
(h)          Form of Distribution Agreement
(k)          Form of Administration Agreement